SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss. 240.14a-12


                             WINFIELD CAPITAL CORP.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

          (1)  Title of each class of securities to which transaction applies:
          (2)  Aggregate number of securities to which transaction applies:
          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
          (4)  Proposed maximum aggregate value of transaction:
          (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1)  Amount Previously Paid:
          (2)  Form, Schedule or Registration Statement No.:
          (3)  Filing Party:
          (4)  Date Filed:

                             WINFIELD CAPITAL CORP.
                              237 Mamaroneck Avenue
                          White Plains, New York 10605

                                ----------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           To Be Held On June __, 2005

To the Shareholders of Winfield Capital Corp.:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of the Shareholders (the "Annual Meeting") of Winfield Capital Corp. a New York corporation (the "Company"), will be held at 9:00 a.m., Eastern Time, June __, 2005, at the offices of Lazar Levine & Felix LLP, the Empire State Building, 350 Fifth Avenue
- Suite 6820 New York, NY 10118-0170 for the following purposes, each of which is described more fully in the accompanying proxy statement:

1. Proposal No. 1: To elect five members to the Board of Directors (the "Board") of the Company to hold office until the next Annual Meeting and until their respective successors are duly elected and have qualified;

2. Proposal No. 2: To ratify the appointment by the Board of Lazar Levine & Felix LLP to serve as the Company's independent accountants for the fiscal year ending March 31, 2006;

3. Proposal No. 3: The authorization and approval of the stock option component of the stock option and restricted stock plan for the Company (the "New Plan");

4. Proposal No. 4: The authorization and approval of the restricted stock component of the New Plan;

5. Proposal No. 5: To authorize and approve the Amended and Restated Certificate of Incorporation (the "Charter Amendment") to surrender the Company's operating license as a small business investment company ("SBIC") pursuant to the Small Business Investment Act of 1958, as amended (the "Small Business Investment Act");

6. Proposal No. 6: To authorize and approve the prospective issuance of bonds, notes or other evidences of indebtedness that are convertible into Common Stock ("Convertible Bonds," "Convertible Notes" or "Other Convertible Indebtedness") in accordance with the requirements of the Investment Company Act of 1940, as amended (the "1940 Act");

7. Proposal No. 7: To authorize and approve the Company to sell shares of its Common Stock at prices below the stock's current net asset value;

8. Proposal No. 8: To authorize and approve the Board to withdraw the Company's election to be treated as a business development company ("BDC") pursuant to Section 54(c) under the 1940 Act;

9. Proposal No. 9: To authorize and approve the Board to withdraw the Company's election to be treated as a regulated investment company ("RIC") as defined under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"); and

10. Proposal No. 10: To authorize and approve the change of the name of the Company to "Winfield Holdings Corporation", to remove all references in the Charter Amendment to the Company being a SBIC and to make certain other related changes.

         To consider and vote upon such other matters as may properly come before the meeting and any adjournment or postponement thereof.

         Only shareholders of record at the close of business on June __, 2005 are entitled to receive notice of and to vote at the Annual Meeting or any adjournment or postponement thereof.

         The Board of Directors of the Company extends a cordial invitation to all shareholders to attend the Annual Meeting in person. Whether or not you plan to attend the meeting, please fill in, date, sign and mail the enclosed proxy in the return envelope as promptly as possible. Your proxy may be revoked by you at any time prior to the meeting. The prompt return of your completed proxy will assist the Company in obtaining a quorum of shareholders for the Annual Meeting, but will not affect your ability to change your vote by subsequent proxy or by attending the meeting and voting in person. If you are unable to attend, your signed proxy will assure that your vote is counted.



                                           By Order of the Board of Directors

                                           /s/ R. SCOT PERLIN
                                           ------------------------------------
June __, 2005                              R  Scot Perlin, Secretary

                             WINFIELD CAPITAL CORP.
                              237 Mamaroneck Avenue
                          White Plains, New York 10605

                                  -------------

                                 PROXY STATEMENT

                                  -------------

                         Annual Meeting of Shareholders

         This Proxy Statement is being furnished to the holders of record as of June __, 2005 (the "Record Date") of the common stock, $.01 par value ("Common Stock"), of Winfield Capital Corp., a New York corporation (the "Company"), in connection with the solicitation by and on behalf of the Company's Board of Directors (the "Board") of proxies to be voted at the Annual Meeting of Shareholders of the Company (the "Annual Meeting"). The Annual Meeting will be held on June __, 2005 at 9:00 a.m., Eastern Time at the offices of Lazar Levine & Felix LLP, the Empire State Building, 350 Fifth Avenue - Suite 6820 New York, NY 10118-0170 for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. Officers and other employees of the Company, without additional compensation, may solicit proxies personally or by telephone if deemed necessary. Solicitation expenses, which are not expected to exceed $5,000, will be paid by the Company.

         All proxies that are properly executed and received prior to the Annual Meeting will be voted at the meeting. If a shareholder specifies how the proxy is to be voted on any business to come before the meeting, it will be voted in accordance with such specification. If a shareholder does not specify how to vote the proxy, it will be voted FOR the election of the five nominees to the Board named in this Proxy Statement, FOR the ratification of the appointment of Lazar Levine & Felix LLP as the Company's independent auditors for the fiscal year ending March 31, 2006; FOR the authorization and approval of the stock option and restricted stock plan for the Company (the "New Plan"); FOR the authorization and approval of the restricted stock component of the New Plan; FOR authorization and approval of the Amended and Restated Certificate of Incorporation (the "Charter Amendment") to surrender the Company's operating license as a small business investment company ("SBIC") pursuant to the Small Business Investment Act of 1958, as amended (the "Small Business Investment Act"); FOR the authorization and approval of the prospective issuance of bonds, notes or other evidences of indebtedness that are convertible into Common Stock ("Convertible Bonds," "Convertible Notes" or "Other Convertible Indebtedness") in accordance with the requirements of the Investment Company Act of 1940, as amended (the "1940 Act"); FOR the authorization and approval of the Company to sell shares of its Common Stock at prices below the stock's current net asset value; FOR the authorization and approval of the Board to withdraw the Company's election to be treated as a business development company ("BDC") pursuant to
Section 54(c) under the 1940 Act; FOR the authorization and approval of the Board to withdraw the Company's election to be treated as a regulated investment company ("RIC") as defined under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"); FOR authorization and approval to change the name of the Company to "Winfield Holdings Corporation", to remove all references in the Charter Amendment to the Company being a SBIC and to make certain other related changes; and FOR such other business as may properly come before the meeting. The Company's Board recommends that the shareholders vote FOR each of the proposals. Any proxy may be revoked by a shareholder at any time before it is actually voted at the meeting by delivering written notification to the Secretary of the Company, by delivering another valid proxy bearing a later date, or by attending the meeting and voting in person.

         This Proxy Statement and the accompanying proxy are first being sent to shareholders on or about June __, 2005. The Company will bear the cost of preparing, assembling, and mailing the Notice, Proxy Statement, and form of proxy for the Annual Meeting.

                                VOTING SECURITIES

         All voting rights are vested exclusively in the holders of the Company's Common Stock, with each share entitled to one vote. Only shareholders of record at the close of business on June __, 2005 are entitled to receive notice of and to vote at the Annual Meeting or any adjournment. As of the Record Date, there were 5,346,084 shares of Common Stock issued and outstanding. A majority of the shares of Common Stock issued and outstanding must be represented at the Annual Meeting, in person or by proxy, in order to constitute a quorum. Cumulative voting is not allowed for any purpose.

         The proposal to elect directors requires the affirmative vote of the holders of a plurality of the shares present and represented at the Annual Meeting. The proposals to ratify the appointment of Lazar Levine & Felix LLP as the Company's independent accountants for the fiscal year ending March 31, 2006, to authorize and approve the New Plan for the Company, to authorize and approve the restricted stock component of the New Plan for the Company and to authorize and approve the change of the name of the Company to "Winfield Holdings Corporation" together with removing all references in the Charter Amendment to the Company being a SBIC and to make certain other related changes all require the affirmative vote of the holders of a majority of the outstanding shares of Common Stock in person or represented by proxy at the Annual Meeting. As they would involve changing the Company's fundamental policies, the proposals to authorize and approve the Board to surrender the Company's SBIC operating license, to authorize and approve the prospective issuance of bonds, notes or other evidences of indebtedness that are convertible into Common Stock ("Convertible Bonds," "Convertible Notes" or "Other Convertible Indebtedness") in accordance with the requirements of the 1940 Act, to authorize and approve the Company to sell shares of its Common Stock at prices below the stock's current net asset value, to authorize and approve the Board to withdraw the Company as a BDC pursuant to Section 54(c) under the 1940 Act, and to authorize and approve the Board to withdraw the Company's election to be treated as a RIC as defined under the Code all require the affirmative vote of the holders of (a) 67% or more of the outstanding voting shares of Common Stock present in person or represented by proxy at the Annual Meeting; or (b) more than 50% of the Company's outstanding voting shares of Common Stock.

         A shareholder who abstains from voting or withholds his or her vote will be counted as present for determining whether the quorum requirement is satisfied. If a shareholder returns a signed proxy but fails to indicate a vote for or against any proposal, for purposes of determining the outcome of the vote on any such proposal, such shareholder will be deemed to have voted FOR the proposal. A vote to "abstain" on any matter other than the election of directors will have the effect of a no vote. The election of directors is determined by a plurality of votes cast. Broker "non-votes" are shares held by brokers or nominees which are present in person or represented by proxy but which are not voted on a particular matter because instructions have not been received from the beneficial owner. Broker "non-votes" are counted as present and entitled to vote for the purpose of determining the existence or absence of a quorum but are not counted as votes cast with respect to any such matter. A shareholder has the right to revoke his or her proxy at any time before the Annual Meeting by returning a proxy card with a later date, sending a written notice of revocation to the Company's Secretary at Winfield Capital Corp., 237 Mamaroneck Avenue, White Plains, New York 10605 or by attending the Annual Meeting and voting in person.

                HOLDINGS OF PRINCIPAL SHAREHOLDERS AND MANAGEMENT

         As of the Record Date, there were 5,346,084 shares of Common Stock outstanding. The Company has no other class of voting securities outstanding.

         The following table sets forth information, as of the Record Date, as to the ownership of Common Stock by (a) each person known by the Company to own, beneficially or of record, 5% or more of the outstanding Common Stock (a person is deemed to be a beneficial owner of any securities of which that person has the right to acquire beneficial ownership, as determined in accordance with Rule 13d-5 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), within 60 days), (b) each of the Company's officers and directors, and
(c) all officers and directors of the Company as a group:

         ====================================================================================================
                     Name of Certain                       Number of Shares        Percentage of Common Stock
                  Beneficial Owners (1)                   Beneficially Owned            Benefically Owned
         ====================================================================================================
         Paul A. Perlin (2)                                     872,819                       15.2%
         ====================================================================================================

         David Greenberg (3)                                    497,933                        8.9%
         ====================================================================================================

         R. Scot Perlin (4)                                     223,714                        4.1%
         ====================================================================================================

         Joel I. Barad   (5)                                     85,857                        1.6%
         ====================================================================================================

         Barry J. Gordon (5)                                     46,357                        0.9%
         ====================================================================================================

         Allen L. Weingarten (5)                                 87,357                        1.6%
         ====================================================================================================

         All Officers & Directors as a Group (6 persons)      1,814,037 (6)                   29.5%
         ====================================================================================================

         Roy A. Sidikman (7)                                    329,278 (7)                    6.2%
         ====================================================================================================

         (1) The business address for the above listed beneficial owners of the Company who are either officers or directors of the Company is c/o Winfield Capital Corp., 237 Mamaroneck Avenue, White Plains, New York 10605.

         (2) Includes 414,286 shares issuable upon the exercise of stock options granted to Mr. Paul A. Perlin. See "ELECTION OF DIRECTORS - Stock Options".

         (3) Includes 259,910 shares issuable upon the exercise of stock options granted to Mr. Greenberg. See "ELECTION OF DIRECTORS - Stock Options".

         (4) Includes 55,910 shares issuable upon the exercise of stock options granted to Mr. R. Scot Perlin. See "ELECTION OF DIRECTORS - Stock Options".

         (5) Includes 22,000 shares that, subject to approval by the U.S. Securities and Exchange Commission (the "Commission"), are issuable upon the exercise of stock options granted to Messrs. Barad, Gordon and Weingarten. See "ELECTION OF DIRECTORS - Stock Options".

         (6) Includes all shares owned by the two officers and the four independent directors of the Company, including shares that, subject to approval by the Commission, are issuable upon the exercise of outstanding stock options. See "ELECTION OF DIRECTORS - Stock Options".

         (7) As per Mr. Sidikman's Schedule 13G dated September 10, 2004, filed in accordance with Rule 13d-1(c) under the Exchange Act.

         The number of stock options that may be granted by the Company under its stock option plan is restricted under the 1940 Act to 25% of the outstanding number of shares of the Common Stock (reduced to 20% of the outstanding number of shares of the Common Stock if 15% of the options are exercisable by officers, directors and employees pursuant to the Company's stock option plan) less the number of outstanding warrants and any other warrants, options or right to purchase shares of Common Stock.

         No such other warrant, option or right is outstanding as of the date of this Proxy Statement.

         There are no material proceedings pending to which any director or executive officer is a party adverse to the Company or has a material interest adverse to the Company.

PROPOSAL NO. 1 - ELECTION OF DIRECTORS

         The Company's Board of Directors currently consists of six members. There is no provision for cumulative voting in the election of directors. Directors will be elected by a plurality vote of the shares represented at the Annual Meeting. The following table lists the names, ages, and the positions held with the Company of the current directors.

Name                          Age         Position
----                          ---         --------

Paul A. Perlin (1)            53          Chairman, Chief Executive Officer &
                                            Director
R. Scot Perlin (1)            57          Chief Financial Officer, Secretary &
                                            Director
Joel I. Barad                 53          Director
Barry J. Gordon               59          Director
David Greenberg               46          Director
Allen L. Weingarten*          51          Director

(1) The 1940 Act requires that a majority of the directors of a BDC, which the Company has elected to be, may not be "interested persons," as defined in the 1940 Act and the rules thereunder, of the Company. Each of the directors named in the table above to which this Note (1) pertains is an "interested person".

*All of the persons listed above, except Mr. Allen L. Weingarten, who is not standing for reelection and will not be replaced, have been nominated to be directors. All of the above listed nominees are incumbent directors who have been approved as directors of the Company by the U.S. Small Business Administration (the "SBA"), as required by SBA Regulations.

         The five directors to be elected at the Annual Meeting will serve until the next annual meeting of shareholders and thereafter until their respective successors are duly elected and qualified. The election of directors is determined by a plurality of votes cast.

The Board of Directors unanimously recommends a vote "FOR" the election of each of the following five nominees.

         The following sets forth biographical information as to the business experience of each of the five nominees for director of the Company and for Mr. Weingarten for at least the past five years.

         Paul A. Perlin became the Chief Executive Officer, Chairman and a director of the Company on May 2, 1995. He was Secretary of Pet Products Inc., a manufacturer and distributor of dog chews ("Pet Products"), from November 1991 to February 1995, and a member of its Board of Directors from March 1992 to February 1995, when it was acquired by The Hartz Mountain Corporation ("Hartz"). From 1986 to 1990, Mr. Perlin was a Vice President of Chase Manhattan Capital Corporation (a SBIC), Chase Manhattan Investment Holdings, Inc. and The Chase Manhattan Bank, N.A., and a Director of Chase Manhattan Capital Markets Corporation. Prior to joining Chase, Mr. Perlin was Director of Corporate Finance at Neuberger & Berman, a New York Stock Exchange member firm. Paul A. Perlin and R. Scot Perlin are brothers.

         R. Scot Perlin became a director of the Company on May 2, 1995, its Chief Financial Officer on October 3, 1996 and its Secretary on September 24, 1998. He is currently an Adjunct Professor at Fordham University's Graduate School of Business Administration. From April 1994 to May 1995, he was Executive Vice President and Chief Financial Officer of Meridien Corporation, a multinational financial institution. From 1987 to 1989, Mr. Perlin was a Senior Vice President for Yamaichi International (America), Inc., a securities firm. From 1978 to 1987 he was with American International Group ("AIG"), an insurance company, where he held several senior management positions, including Senior Vice President and Chief Investment Officer for American International Underwriters and Treasurer of AIG Capital Corp., both subsidiaries of AIG, and Assistant Treasurer of AIG. Paul A. Perlin and R. Scot Perlin are brothers.

         Joel I. Barad became a director of the Company on October 24, 1995. Since 2001, Mr. Barad has been a new business consultant to Wunderman, NY, a division of Young & Rubicam. From 1999 to 2000, Mr. Barad was Chief Operating Officer at the Peterson Group, a corporate and brand identity consulting and design firm that is a subsidiary of True North Communications, Inc. He was a Vice President at Curran Partners, Inc., a retained executive search firm from 1997 to 1999. From 1995 to 1997, he ran his own management consulting practice. He was an Executive Vice President of Pet Products from 1993 to 1995. From 1988 to 1993, he was Vice President, Marketing, Seagram Asia Pacific and Global Duty Free, a distributor of alcoholic beverages. From 1976 to 1988, he was an account executive and later a Vice President of Ogilvy & Mather, an advertising agency.

         Barry J. Gordon became a director of the Company on October 24, 1995. Since September 2004, Mr. Gordon has been Chairman and Chief Executive Officer of Ardent Acquisition Corp., a blank check company formed to serve as a vehicle for the acquisition of an operating business believed to have significant growth potential. He has been the President since 1980 and the Chairman of the Board of Directors since 1987, of American Fund Advisors, Inc., a money management firm. From 1990 until March 2005, he was the President and from 1990 to 1993, he was a director of John Hancock Technology Series, Inc., an investment company. From 1985 to 1992, he was the Chairman, the President and a director of National Value Fund, Inc., an investment company. From 1981 to 1990, he was a director, and from 1983 to 1990, he was the President of National Aviation & Technology Corp. and National Telecommunications and Technology Fund, both investment companies and predecessors of John Hancock Technology Series, Inc.

         David Greenberg became a director of the Company on May 2, 1995, served as its Chief Operating Officer from November 1995 to October 1998 and its Managing Director from November 1998 to December 2002. Since January 2003, Mr. Greenberg has been a managing member at Greenberg Snyder Investment Group, a real estate investment company. He was a co-founder, President, Chief Financial Officer and a director of Pet Products from its inception in 1981 to February 1995, when it was acquired by Hartz.

         Allen L. Weingarten became a director of the Company on October 24, 1995. He has been a partner in the New York office of the law firm of Morrison & Foerster LLP since February 1998.

         At its meeting on September 24, 1998, the Company's Board of Directors authorized the formation of an Audit Committee and a Compensation Committee. The membership of both of these committees consists of the four independent directors (i.e., Messrs. Joel I. Barad, Barry J. Gordon, David Greenberg and Allen L. Weingarten). As Mr. Weingarten is not standing for reelection as a director, at such time as he will cease to be a director, he will no longer serve on these committees and they will be comprised of the three remaining independent directors.

         The Company is subject to the listing standards of the National Association of Securities Dealers. In connection with such standards, the Company's Board of Directors adopted a Charter of the Audit Committee (the "Charter") at its meeting on June 13, 2000. This Charter was included as Appendix A to the Proxy Statement for the 2000 Annual Meeting of Shareholders. Under this Charter, the Board of Directors has appointed Messrs. Joel I. Barad, Barry J. Gordon, David Greenberg and Allen L. Weingarten (all of whom are independent directors under Rule 4200(a)(15) of the National Association of Securities Dealers listing standards) as members of the Audit Committee.

         The Audit Committee reviews, acts on and reports to the Board of Directors with respect to various auditing and accounting matters, including the recommendation of independent accountants, the scope of the annual audits, fees to be paid to and the independence of the independent accountants and the Company's accounting practices.

         The Compensation Committee of the Board of Directors is responsible for setting the compensation of the officers of the Company and making recommendations for the officers' salaries to the full Board of Directors. The Compensation Committee approved and recommended the employment agreement of Mr. Paul A. Perlin.

         See "Executive Compensation" below.

         During the fiscal year ended March 31, 2005, there were six meetings of the Company's Board of Directors. All of the directors attended 100% of the meetings, except Messrs. Gordon and Greenberg who attended 83% and 67% of the meetings, respectively.

         The Company has no independent investment adviser, principal underwriter or administrator. The Company's loan and other investment decisions are made by its officers, subject to the Company's investment policies and objectives and oversight by its Board of Directors.

Section 16(a)
-------------

         Section 16(a) of the Exchange Act requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file with the Commission initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than 10% shareholders are required by Commission regulations to furnish the Company with copies of all
Section 16(a) forms they file.

         To the Company's knowledge, based solely on its review of the copies of such reports furnished to the Company during the year ended March 31, 2005, no officers, directors or persons who beneficially own more than 10% of the Common Stock are not in compliance with Section 16(a).

Executive Compensation
----------------------

         The aggregate compensation payable to management of the Company is limited by the SBA Regulations. The following table summarizes the compensation of the Company's named executive officers for the three past fiscal years ended March 31, 2005:

==========================================================================================================
Name and Principal Position           Fiscal Year ended          Salary          Bonus         All Other
                                          March 31,                                          Compensation*
----------------------------------------------------------------------------------------------------------
Paul A. Perlin,                             2005                $306,180       $    --          $15,846
Chairman of the Board &                     2004                $306,180            --          $14,539
Chief Executive Officer                     2003                $306,180            --          $12,539
----------------------------------------------------------------------------------------------------------
R. Scot Perlin, Chief Financial             2005                $211,200       $    --          $15,846
Officer & Secretary                         2004                $211,200            --          $14,539
                                            2003                $200,784            --          $12,539
----------------------------------------------------------------------------------------------------------
David Greenberg,                            2003                $224,278       $    --          $ 8,462
Former Managing
Director (resigned
December 31, 2002)
==========================================================================================================

* The Company maintains a 401(k) retirement savings plan (the "Plan") that is available to all employees. Under the terms of the Plan, the Company matches 100% of each participant's voluntary contributions up to 3% of the participant's compensation. For 2005, includes the Company's contributions under the Plan for: Mr. Paul A. Perlin - $15,846 and Mr. R. Scot Perlin - $15,846. For 2004, includes the Company's contributions under the Plan for:
     Mr. Paul A. Perlin - $14,539 and Mr. R. Scot Perlin - $14,539. For 2003, includes the Company's contributions under the Plan for: Mr. Paul A. Perlin
     - $12,539, Mr. R. Scot Perlin - $12,539 and Mr. David Greenberg - $8,462 (earned in relation to his employment in 2002, but contributed by the Company in 2003).

         Effective November 1, 2002, the Company entered into an employment agreement with Paul A. Perlin for a term of two years ending October 31, 2004, under which he continued to serve as the Chief Executive Officer of the Company. During the twenty-four month period, Mr. Perlin received a salary at the rate of $306,180 per annum. The employment agreement contained provisions, in general, prohibiting Mr. Perlin from owning more than a 5% equity interest in any companies or engaging in any other business activities, which are competitive with the business of the Company. The agreement provided for the use of an automobile for Mr. Perlin, for the reimbursement of certain business expenses, and payment of annual premiums on a term life insurance policy in the amount of $1,000,000, payable to beneficiaries named by Mr. Perlin. Under his previous employment agreement, Mr. Perlin had been granted, pursuant to the Company's stock option plan, options to purchase up to 214,286 shares of the Common Stock at an exercise price of $1.16 per share.

         From February 5, 2001 through the quarter ended September 30, 2003, in addition to the stock options listed in the table below, independent directors of the Company were paid annual fees of $15,000 per year and per-meeting fees for each Board of Directors meeting and committee meeting thereof attended of $1,000 and $500, respectively. Beginning as of the quarter ended December 31, 2003, the fees paid to independent directors were reduced to an annual fee for each independent director of $1,000 with no per-meeting fees. In the aggregate, fees paid to the Company's independent directors totaled $17,000 ($1,000 of which was paid to an independent director who did not stand for reelection) for the fiscal year ended March 31, 2005.

Stock Options
-------------

         As of the date of this Proxy Statement, the following options have been granted by the Company's Board of Directors to the nominated directors, executive officers and Mr. Weingarten, the one current director who is not standing for reelection, under the Company's stock option plan:

=======================================================================================================================
Name or Description                Relationship to          Number of     Exercise      Expiration of         Potential
of Optionee                           Company                Shares       Price (1)        Option             Value (2)

-----------------------------------------------------------------------------------------------------------------------
Paul A. Perlin              Chairman of the Board, Chief      214,286     $   1.16      May 2, 2005 (3)      $   68,676
                            Executive Officer & Director   ------------------------------------------------------------
                                                              200,000     $   1.11      Feb. 24, 2008 (3)    $   61,334
-----------------------------------------------------------------------------------------------------------------------
David Greenberg             Former Managing Director          150,000     $   1.16      May 2, 2005 (3)      $   48,073
                            & Director                     ------------------------------------------------------------
                                                              109,910     $   1.11      Feb. 24, 2008 (3)    $   33,706
-----------------------------------------------------------------------------------------------------------------------
R. Scot Perlin              Chief Financial Officer,            2,000     $   1.16      May 2, 2005 (3)      $      641
                            Secretary & Director           ------------------------------------------------------------
                                                                4,000     $1.53125      Feb. 5, 2007 (3)     $    1,692
                                                           ------------------------------------------------------------
                                                               49,910     $   1.11      Feb. 24, 2008 (3)    $   15,306
-----------------------------------------------------------------------------------------------------------------------
Joel I. Barad               Director                            4,000     $1.53125      Feb. 5, 2007 (3)     $    1,692
                                                           ------------------------------------------------------------
                                                               15,000     $   1.11      Feb. 24, 2008 (3)    $    4,600
                                                           ------------------------------------------------------------
                                                                3,000     $   1.68      Nov. 16, 2006        $    1,392
-----------------------------------------------------------------------------------------------------------------------
Barry J. Gordon             Director                            4,000     $1.53125      Feb. 5, 2007 (3)     $    1,692
                                                           ------------------------------------------------------------
                                                               15,000     $   1.11      Feb. 24, 2008 (3)    $    4,600
                                                           ------------------------------------------------------------
                                                                3,000     $   1.68      Nov. 16, 2006        $    1,392
-----------------------------------------------------------------------------------------------------------------------
Allen L. Weingarten         Director                            4,000     $1.53125      Feb. 5, 2007 (3)     $    1,692
                                                           ------------------------------------------------------------
                                                               15,000     $   1.11      Feb. 24, 2008 (3)    $    4,600
                                                           ------------------------------------------------------------
                                                                3,000     $   1.68      Nov. 16, 2006        $    1,392
=======================================================================================================================

(1) The exercise prices were based upon the fair market value of the shares underlying the options on the date of the grants.

(2) The potential value is equal to the appreciated market value of the underlying shares, assuming for this purpose that the market value of the Common Stock will appreciate in value from the grant date to the expiration of the option at an annualized (compounded) rate of 5%, less the aggregate exercise price of the underlying shares.

(3)  Expiration date of the option extended to the maximum 10 year period.

         The number of stock options that may be granted by the Company under its stock option plan is restricted under the 1940 Act to 25% of the outstanding number of shares of the Common Stock (reduced to 20% of the outstanding number of shares of the Common Stock if 15% of the options are exercisable by officers, directors and employees pursuant to the Company's stock option plan) less the number of outstanding warrants and any other warrants, options or right to purchase shares of Common Stock. No such other warrant, option or right is outstanding at the date of this Proxy Statement. Under the 1940 Act, the grant of options to independent directors requires the approval of the Commission, which, as of the date of this Proxy Statement, has been applied for and is pending.

Proposal No. 1 to elect five directors requires the affirmative vote of the holders of a plurality of the shares present and represented at the Annual Meeting.

    THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE
                            FIVE NOMINATED DIRECTORS

PROPOSAL NO. 2 - RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

Background

         On October 18, 2003 a Form 8-K was filed by the Company in connection with a change in the Company's certifying auditors. PricewaterhouseCoopers LLP ("PwC") resigned as the independent auditors of the Company on October 8, 2003. There were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure that would have caused PwC to make references in its reports to such disagreements. The Company was told that the decision of PwC to resign was solely due to considerations on the part of PwC as to the limited scope of services that it provided the Company and the correspondingly limited fees that these services generated.

         On October 14, 2003 with approval of the Company's Board of Directors, the Company first engaged the accounting firm of Lazar Levine & Felix LLP ("LL&F") as its independent accountants beginning with the fiscal year ending March 31, 2004 and to review the Company's interim financial statements beginning with the fiscal quarter ended September 30, 2003.

         The Board of Directors of the Company, including a majority of the disinterested directors, has reappointed the firm of LL&F to serve as independent accountants of the Company for the fiscal year ending March 31, 2006, subject to ratification of this appointment by the affirmative vote of the holders of the majority of shares present in person or by proxy at the Annual Meeting.

         One or more representatives of LL&F is expected to be present at the Annual Meeting, and such representative will be given an opportunity to make a statement, if he or she wishes, and will be available to answer appropriate questions from the shareholders present at the Annual Meeting.

         The following table sets forth the aggregate fees billed by the independent accountants for the Company for each of the two most recent fiscal years for professional services rendered for: (i) the audit of the Company's annual financial statements and review of financial statements included in the Company's reports to shareholders ("Audit Fees"); (ii) assurance and related services (e.g., due diligence services) provided to the Company ("Audit-Related Fees"); (iii) tax compliance such as preparation of original and amended tax returns, claims for refund and tax payment-planning services ("Tax Fees") and
(iv) all other services provided to the Company ("All Other Fees"):

===============================================================================================================
  Fiscal Year Ended
       March 31,             Audit Fees          Audit-Related Fees          Tax Fees            All Other Fees
---------------------------------------------------------------------------------------------------------------
     2005 - LL&F               $52,074                  None                   None                   None
---------------------------------------------------------------------------------------------------------------
     2004 - LL&F               $41,321                  None                   None                   None
===============================================================================================================

         The Company is required to obtain pre-approval by the Audit Committee for all audit and permissible non-audit related fees incurred with the Company's independent accountants. Fiscal year 2003 was a transition year for this new requirement. All new projects authorized after the effective date of this requirement were approved in advance by the Audit Committee, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act which were approved by the Audit Committee prior to the completion of the audit.

         During fiscal years 2005 and 2004, the Audit Committee approved 100% of the tax fees in advance. When it is efficient to do so, the Company uses third parties other than the Company's accountants to perform non-audit work, such as tax work, on behalf of the Company.

REPORT OF THE AUDIT COMMITTEE
-----------------------------

         In fulfilling its oversight responsibilities, the Audit Committee has reviewed and discussed the audited financial statements for fiscal year 2005 with the Company's management and has discussed with the Company's independent accountants, LL&F, the matters that are required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees.

         Based on these reviews and discussions, at a meeting held on May 16, 2005, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended March 31, 2005, for filing with the Commission.

         In addition, LL&F has provided the Audit Committee with the written disclosures and the letter required by the Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and the Audit Committee has discussed with LL&F their independence. Moreover, since LL&F does not provide any audit-related or non-audit services to the Company, the Audit Committee concluded that the services provided by the Company's independent accountants were compatible with maintaining the independent accountants' independence.

                                      THE AUDIT COMMITTEE

                                      Joel I. Barad          David Greenberg
                                      Barry J. Gordon        Allen L. Weingarten

         Proposal No. 2 requires the affirmative vote of the holders of a majority of the outstanding shares of Common Stock in person or represented by proxy at the Annual Meeting.

      THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE SELECTION OF LAZAR LEVINE & FELIX LLP AS THE COMPANY'S INDEPENDENT AUDITORS
                   FOR THE FISCAL YEAR ENDING MARCH 31, 2006

PROPOSAL NO. 3 AND PROPOSAL NO. 4 - APPROVAL OF A NEW STOCK OPTION AND RESTRICTED STOCK PLAN FOR THE COMPANY

Background

         On June 13, 1995, the Board approved (the "Effective Date") and the Company's shareholders subsequently approved on October 4, 1995, a stock incentive plan, as amended by shareholder vote on September 24, 1997 (the "1995 Stock Plan") to be offered to the Company's officers, non-employee directors, employees and consultants. As of March 31, 2005, there were 824,106 options to purchase Common Stock outstanding under the 1995 Stock Plan. Under the 1995 Stock Plan, no option, stock appreciation right or restricted stock may be granted on or after the tenth anniversary of its Effective Date. Accordingly, because of the imminent expiration of the 1995 Stock Plan on June 13, 2005, the Board is requesting shareholder approval of the stock option plan and the restricted stock plan included as Appendix A to this proxy statement (the "New Plan").

         The purpose of the New Plan is to advance the interests of the Company by providing to key employees of the Company and its subsidiaries who have substantial responsibility for the direction and management of the Company, as well as certain directors and consultants of the Company, additional incentives, to the extent permitted by law, to exert their best efforts on behalf of the Company, to increase their proprietary interest in the success of the Company, to reward outstanding performance and to provide a means to retain and attract persons of outstanding ability to the service of the Company. It is recognized that the Company cannot retain or attract these individuals without this compensation. Options granted under the New Plan may qualify as incentive stock options ("ISOs"), as defined in Section 422 of the Code.

         The New Plan, as proposed, provides for the issuance of options to purchase a maximum of 25% of the shares of Common Stock that are outstanding as of the date on which the New Plan is adopted, all of which are authorized for issuance as ISOs, reduced by the number of shares with respect to which any Common Stock with restrictions on disposition (the "Restricted Stock") is awarded. The New Plan also provides for the grant of Restricted Stock, up to a maximum of 10% of the outstanding shares of Common Stock as of the date on which the New Plan is adopted. Shareholders are being requested to vote separately on the stock option and Restricted Stock component of the New Plan.

         Upon the approval of Proposal No. 3, the Board will be authorized to issue stock options to participants in accordance with the terms of the New Plan. Similarly, upon approval of Proposal No. 4, the Board will be authorized to issue Restricted Stock. The Company has not yet determined the amount of any options grants or Restricted Stock awards to be offered to any officers, employees, non-officer directors or consultants under the New Plan. At such time as the Company determines to issue any awards to any officers, employees, non-officer directors or consultants, the Company intends to engage outside consultants, law firms or other qualified parties to assist the New Plan Committee (the "Plan Committee") with the development of a plan of awards consistent with industry standards and applicable law.

         The Plan Committee will determine the amount and features of the stock options or Restricted Stock, if any, to be awarded to participants. The Plan Committee evaluates a number of criteria, including the service of each such participant to the Company, the present and potential contributions of such participant to the success of the Company, and such other factors as the Plan Committee shall deem relevant in connection with accomplishing the purposes of the New Plan, including the recipient's current stock holdings, position with the Company, and other factors. The Plan Committee does not apply a formula assigning specific weights to any of these factors when making its determination. The Plan Committee awards stock options and Restricted Stock on a subjective basis and such awards depend in each case on the performance of the officer, employee or consultant under consideration, and in the case of new hires, their potential performance.

Purpose of the Proposal; Need for Shareholder Approval

         The purpose of Proposal Nos. 3 and 4 is to advance the interests of the Company and its subsidiaries by providing to key employees of the Company and its subsidiaries who have substantial responsibility for the direction and management of the Company, as well as certain directors and consultants of the Company and its subsidiaries, additional incentives, to the extent permitted by law, to exert their best efforts on behalf of the Company, to increase their proprietary interest in the success of the Company, to reward outstanding performance and to provide a means to attract and retain persons of outstanding ability to the service of the Company.

         The Board believes that the Company's future success depends on its ability to maintain a competitive position in retaining, and motivating and attracting key executive officers, employees, non-officer directors and consultants through the use of incentive compensation. The Company is contemplating changing the listing of its Common Stock from the Over the Counter Bulletin Board (the "OTCBB") to the American Stock Exchange ("AMEX"). Under AMEX rules, shareholder approval is required when a stock option plan or other equity compensation arrangement is established or materially amended. Accordingly, shareholders are being asked to separately approve the adoption of each component of the New Plan at the Annual Meeting.

         On May 16, 2005, the Board unanimously approved the New Plan (including the stock option and Restricted Stock components) and, assuming the approval of Proposal Nos. 3 and 4 at the Annual Meeting, the New Plan would be adopted and become effective as soon as practicable after the Annual Meeting. In the event that either Proposal No. 3 or Proposal No. 4 is not approved, then the New Plan will be amended to reflect only that proposal so approved by shareholders at the Annual Meeting.

         In any case, if either or both of Proposal Nos. 3 and 4 are approved, the New Plan will be implemented and maintained in accordance with applicable law, including, but not limited to, the 1940 Act and the rules and regulations thereunder. As a BDC, the Company is subject to certain limitations on the amount and general terms of the stock options that may be granted by the Company. In particular, pursuant to Section 61(a)(3)(A) of the 1940 Act, a BDC may only issue warrants, options, or rights to subscribe or convert to voting securities of such company, if:

   o  such warrants, options, or rights expire by their terms within ten years;

   o such warrants, options, or rights are not separately transferable unless no class of such warrants, options, or rights and the securities accompanying them has been publicly distributed;

   o the exercise or conversion price is not less than the current market value at the date of issuance, or if no such market value exists, the current net asset value of such voting securities; and

   o the proposal to issue such securities is authorized by the shareholders of such BDC, and such issuance is approved by the required majority of the directors of such company on the basis that such issuance is in the best interests of such company and its shareholders.

         If the Company remains a BDC, the amount of voting securities that would result from the exercise of all outstanding warrants, options, and rights at the time of issuance cannot exceed 25% of the outstanding voting securities of the BDC, except that if the amount of voting securities that would result from the exercise of all outstanding warrants, options, and rights issued to such BDC's directors, officers and employees pursuant to any executive compensation plan meeting the requirements of Section 61 (a)(3)(B) would exceed 15% of the outstanding voting securities of such BDC, then the total amount of voting securities that would result from the exercise of all outstanding warrants, options, and rights at the time of issuance shall not exceed 20% of the outstanding voting securities of the BDC. The amount of voting securities that would result from the exercise of all outstanding warrants, options, and rights would also include Common Stock issuable upon conversion of any convertible debt security issued by the Company under Proposal. No. 6.

         In addition, as a BDC, the Company is also subject to: (i) the requirement that the Company obtain an SEC exemptive order prior to the granting of any stock options to directors who are neither officers nor employees of the Company, (ii) a prohibition on granting stock options to consultants as compensation for services provided to the Company, (iii) a prohibition on the granting of shares of Restricted Stock as compensation to its officers, employees and non-officer directors and consultants absent an SEC exemptive order, and (iv) a prohibition against having a stock option plan and a profit-sharing plan. The Company currently does not have a profit-sharing plan.

         Notwithstanding the foregoing, in the event that Proposal No. 8 (the approval of the Board to withdraw the Company's election to be treated as a BDC) is also approved, the Company and the New Plan will no longer be subject to any of the general limitations or prohibitions imposed on BDCs under the 1940 Act. However, the Company does not intend to withdraw its election to be treated as a BDC unless and until it can be reasonably assured that thereafter, it will not be required to be regulated as an "investment company" under the 1940 Act.

Description of the New Plan

         The following is a brief description of the material features of the New Plan. Such description is qualified in its entirety by reference to the full text of the New Plan, which is attached to this Proxy Statement as Appendix A.

         Purpose. The purpose of the New Plan is to advance the interests of the Company by providing key employees of the Company who have substantial responsibility for the direction and management of the Company, as well as certain directors, employees and consultants with additional incentives to exert their best efforts to increase their proprietary interest in the success of the Company, to reward outstanding performance, and to attract and retain persons of outstanding ability.

         Authorization. The New Plan provides for the issuance of options to purchase a maximum of 25% or 1,336,521 shares of Common Stock that are outstanding as of the date on which the New Plan is adopted (except that, insofar as the Company is still required to be regulated as an "investment company" under the 1940 Act and thereby, subject to the requirements of Section 61(a)(3)(B), if the amount of voting securities that would result from the exercise of all outstanding warrants, options, and rights issued to such BDC's directors, officers and employees would exceed 15% of the outstanding voting securities of such BDC, then the total amount of voting securities that would result from the exercise of all outstanding warrants, options, and rights at the time of issuance shall not exceed 20% or 1,069,216 shares of the outstanding voting securities of the Company), all of which are authorized for issuance as ISOs, reduced by the number of shares with respect to which Restricted Stock is awarded. Stock options cannot be granted to consultants, or to directors who are neither officers or employees of the Company and no Restricted Stock will be granted to anyone, unless either the Company receives exemptive relief from the SEC to do so or the Company is no longer regulated as a BDC under the Investment Company Act. The New Plan also provides for the grant of Restricted Stock, up to a maximum of 10% or 534,608 of the outstanding shares of Common Stock as of the date on which the New Plan is adopted.

         Administration. The New Plan will be administered by the Company's Plan Committee, which is comprised of at least two members of the Company's Board, each of whom shall (a) be a non-employee director, as defined in Rule 16b-3 promulgated under the Exchange Act; (b) be an "outside director" as the term is defined under Section 162(m) of the Code; and (c) be an independent director under the rules established by AMEX or other exchange/marketplace where the Company's Common Stock is traded.

         The Plan Committee will interpret the New Plan and, to the extent and in the manner contemplated in the New Plan, will exercise the discretion reserved to it in the New Plan. The decision of the Plan Committee on any interpretation of the New Plan or administration thereof shall be final and binding with respect to the Company, any participant or any person claiming to have rights as, or on behalf of, any participant.

         Participants. The Plan Committee will determine and designate those officers, employees, non-officer directors and consultants of the Company who are eligible to participate in the New Plan. The Plan Committee will also determine the number of options and shares of Restricted Stock to be awarded to each participant. In making these determinations, the Plan Committee will take into account the potential contributions of the participant to the success of the Company, and such other factors as the Plan Committee deems relevant to accomplish the purposes of the New Plan.

         As of the date hereof, five persons would be eligible to participate in the New Plan, all of whom are either employees or directors of the Company, including Paul A. Perlin, the Chairman and Chief Executive Officer of the Company, R. Scot Perlin, the Chief Financial Officer and Secretary of the Company, and Messrs. Joel I. Barad, Barry J. Gordon and David Greenberg (all of whom are independent directors of the Company). Since Mr. Allen L. Weingarten is not standing for reelection as an independent director and will not be replaced, as indicated above, the remaining three independent directors would be eligible to participate in the New Plan.

         Award Agreements. All options and Restricted Stock granted under the New Plan will be evidenced by an agreement. Agreements evidencing awards made to different participants or at different times need not contain similar provisions. Options that are intended to be ISOs will be designated as such; any option not so designated will be treated as a non-qualified stock option.

         Terms of Options. Stock options are granted under the New Plan at a price not less than the prevailing market value at the time of grant and will have realizable value only if the Company's stock price increases. The Plan Committee will determine the amount and features of the stock options, if any, to be awarded to participants. The Plan Committee will evaluate a number of criteria, including the present and potential contributions of such participant to the success of the Company, and such other factors as the Plan Committee shall deem relevant in connection with accomplishing the purposes of the New Plan, including the participant's current stock holdings, position with the Company and other factors. The Plan Committee will not apply a formula assigning specific weights to any of these factors when making its determination. The Plan Committee will award stock options on a subjective basis and such awards will depend in each case on the performance of the participant under consideration. Pursuant to the 1940 Act, options may not be repriced for any participant. Options granted under the New Plan may be ISOs or non-qualified stock options.

         Exercise of Options. Options will be exercisable at a price equal to the fair market value of the shares at the time the option is granted, provided, however, that the exercise price of any option that is intended to be treated as an ISO and that is granted to a holder of 10% or more of the Company's shares shall not be less than 110% of such current fair market value. The day on which the Company approves the granting of an option or the date specified in the New Plan will be considered the date on which the option is granted. For purposes of the New Plan, the fair market value of the shares as of any date shall be the average of the high and low trading prices of the shares on that date. Options may contain such other terms and conditions as the Plan Committee deems advisable, including, but not limited to, being exercisable only in installments. Options granted to different participants or at different times need not contain similar provisions. Each option will state the period or periods of time within which the option may be exercised by the participant, which may not exceed ten years from the date the option is granted and, in the case of an option that is intended to be an ISO and that is granted to a holder of 10% or more of the Company's shares, not more than five years. Unless specifically provided otherwise in an agreement evidencing the award of options, any option awarded to a participant shall become exercisable over four years, with 25% of the option becoming exercisable on each of the first four anniversaries of the date of the award.

         Awards of Restricted Stock. Each award of Restricted Stock will contain a vesting schedule, which will set forth the times at which the participant will acquire a nonforfeitable right to the shares awarded to him or her. In general, it is intended that awards of Restricted Stock will vest ratably over the four years following the date of the award, but an individual award agreement may provide otherwise. Shares that are not vested upon a participant's termination of employment with, or cessation of providing services to the Company shall be forfeited.

         Effect of Change in Shares Subject to the New Plan. If there is a change in the outstanding shares through the declaration of stock dividends, stock splits, or combinations or exchanges of shares, or otherwise, the number of shares available for option and awards of Restricted Stock and the shares subject to an option and the option prices shall be appropriately adjusted by the Plan Committee.

         Amendment and Termination. The Board may amend or alter, suspend or discontinue the New Plan at any time. While the Board may seek shareholder approval of an action modifying a provision of the New Plan when deemed advisable, the Board may make certain modifications without shareholder approval (except with respect to the number of shares authorized for issuance under the New Plan). The New Plan will terminate ten years from the date of its adoption by the Board.

         Resale of Shares Acquired Pursuant to Awards. Participants purchasing shares pursuant to options and/or vesting in awards of Restricted Stock may resell the shares through brokers or dealers at prevailing market prices, to the extent a market exists for our Common Stock. Any sales by participants who may be deemed affiliates of the Company must be made pursuant to registration under the Securities Act or pursuant to an exemption therefrom. Any resale of shares acquired pursuant to awards under the New Plan that are made pursuant to registration under the Securities Act or an exemption therefrom may be made at the Company's expense.

         Federal Tax Consequences of the New Plan. The following is a summary of certain Federal income tax consequences of transactions under the New Plan based on current federal income tax laws. This summary is not intended to be exhaustive and does not describe state, local, or other tax consequences.

         Non-qualified Stock Options. The grant of a non-qualified stock option under the New Plan will not result in the recognition of taxable income to the participant or in a deduction to the Company. In general, upon exercise, a participant will recognize ordinary income in an amount equal to the excess of the fair market value of the shares of common stock purchased over the exercise price. The Company is required to withhold tax on the amount of income so recognized, and is entitled to a tax deduction equal to the amount of such income. Gain or loss upon a subsequent sale of any shares of common stock received upon the exercise of a non-qualified stock option is taxed as a capital gain or loss (long-term or short-term, depending upon the holding period of the stock sold) to the participant.

         Incentive Stock Options. Generally, neither the grant nor the exercise of an incentive stock option will result in the recognition of taxable income by the participant. Rather, when the participant disposes of stock acquired upon exercise of an ISO, the participant will recognize income in the amount of the excess of the amount realized upon disposition (if any) over the exercise price. This special tax treatment is available only if the participant does not dispose of the stock acquired upon the exercise of the ISO before the later of the first anniversary of the date of exercise or the second anniversary of the date of the grant of the option. A disposition before that time is referred to as a "disqualifying disposition." If a participant effects a disqualifying disposition, he or she will generally have income taxable at ordinary rates equal to the excess of the fair market value of the stock on the date of exercise over the exercise price and income taxable at capital gains rates on any amount realized on disposition in excess of the fair market value of the stock on the date of exercise. The Company is generally not entitled to any deduction in connection with the issuance or exercise of an ISO. If, however, a participant effects a disqualifying disposition, the Company will be entitled to a deduction in an amount equal to the amount of income recognized by the participant that is taxable at ordinary income rates.

         Restricted Stock. The grant of an award of Restricted Stock will not result in the recognition of taxable income or in a deduction for the Company. Instead, when a participant becomes vested in shares of Restricted Stock, the participant generally will recognize income taxable at ordinary income rates in an amount equal to the fair market value of the stock on the date of vesting, and the Company will be entitled to a corresponding deduction. A participant may, however, make an election to include in income at the time of grant the fair market value of the Restricted Stock by making an election under section 83(b) of the Code within 30 days of the award of Restricted Stock. The Company will be entitled to a corresponding deduction. If the participant subsequently forfeits shares of Restricted Stock, he or she may not be entitled to claim a deduction or a loss.

         Transferability of Options and Restricted Stock. Options and Restricted Stock shall not be transferable other than to the spouse or lineal descendants (including adopted children) of the participant, any trust for the benefit of the participant or the benefit of the spouse or lineal descendants (including adopted children) of the participant, or the guardian or conservator of the participant ("Permitted Transferees").

         Termination of Options and Restricted Stock Awards. All rights to exercise options shall terminate sixty days after any optionee ceases to be a director of the Company or a key employee or consultant of the Company and/or any of its subsidiaries, and no options will vest after an optionee's termination date. Notwithstanding the foregoing, however, if an optionee's service as a director of the Company or key employee or consultant terminates as a result of the optionee's death or his total and permanent disability, the optionee or the executors or administrators or legatees or distributees of the estate, as the case may be and to the extent they are Permitted Transferees, shall have the right, from time to time within one year after the optionee's total and permanent disability or death and prior to the expiration of the term of the option, to exercise any portion of the option not previously exercised, in whole or in part, as provided in the respective agreement evidencing the award of the options. A participant's rights to shares awarded as Restricted Stock shall, under all circumstances, be set forth in the agreement evidencing the award of Restricted Stock.

         Proposals Nos. 3 and 4 require the affirmative vote of the holders of a majority of the outstanding shares of Common Stock in person or represented by proxy at the Annual Meeting.

      THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" APPROVAL OF A NEW STOCK
                OPTION AND RESTRICTED STOCK PLAN FOR THE COMPANY

PROPOSAL NO. 5 - AUTHORIZATION TO THE BOARD TO SURRENDER THE COMPANY'S OPERATING LICENSE AS A SBIC

Background

         Since 1972 the Company has been a SBIC licensed by the SBA under the Small Business Investment Act. As a SBIC, the Company has used funds borrowed from the SBA, together with its own capital, to provide loans to, and to make equity investments in, unaffiliated business concerns that (i) do not have a net worth in excess of $18 million and do not have average net income after Federal income taxes for the two years preceding any date of determination of more than $6 million, or (ii) meet size standards set by the SBA that are measured by either annual receipts or number of employees, depending on the industry in which such concerns are primarily engaged ("Eligible Concerns"). The types and dollar amounts of the loans and other investments the Company made were limited by the 1940 Act, the Small Business Investment Act and the regulations of the SBA (the "SBA Regulations"). The SBA is authorized to examine the operations of the Company and the Company's ability to obtain funds from the SBA is also governed by the Small Business Investment Act and the SBA Regulations.

         According to the SBA Regulations, the Company is required to be in compliance with the capital impairment rules, as defined by regulation 107.1830 of the SBA Regulations. The Company was notified by the SBA on April 30, 2003 that although it had made all its current interest payments on the Company's debentures payable to the SBA (the "Debentures"), inasmuch as the Company was no longer in compliance with the SBA's capital impairment requirements, the SBA had accelerated the original maturity dates of the Debentures (which then consisted of maturities in 2005, 2006, 2009 and 2011). The aggregate principal, interest and fees due under the Debentures totaled approximately $25.6 million as of April 30, 2003, including interest and fees due through the next semi-annual payment date. As a result of subsequent repayments by the Company, the aggregate principal, interest and fees due under the Debentures totaled approximately $5.0 million as of March 31, 2005. During this period, the SBA transferred the Company's account from the SBA's Investment Division to their Office of Liquidation where any new investments and material expenses are subject to prior SBA approval. Based on discussions and meetings that the Company has had with the Office of Liquidation to date and notwithstanding the substantial Debenture repayments made by the Company since it was first notified by the SBA that it was in non-compliance with the SBA Regulations, the SBA will not afford the Company the flexibility of a self-managed liquidation to repay its remaining indebtedness. As a result, the Company anticipates that it will be required to repay all or substantially all of the Debenture principal and interest owing to the SBA on a schedule acceptable to the SBA.

Purpose of the Proposal; Need for Shareholder Approval

         On April 6, 2005, the Company entered into a Forbearance Agreement with the SBA's Office of Liquidation whereby the maturity date of the Company's remaining principal indebtedness to the SBA was extended until June 30, 2005, subject to a cure period of fifteen days--provided that within 90 days of complete repayment, the Company "shall surrender its SBIC operating license and present to the SBA evidence of a corporate resolution amending its Articles of Incorporation". The failure to approve this Proposal No. 5 would constitute a default under the Forbearance Agreement. In connection with the Forbearance Agreement, the Company entered into a Stipulated Settlement and a Consent and Judgment whereby the SBA, if there is a default, may pursue any remedies it deems appropriate under the law or the instruments evidencing the Company's indebtedness, including, without limitation, initiating proceedings for the appointment of the SBA or its designee as receiver to the extent that the Company defaults under its obligations pursuant to the Forbearance Agreement.

         Following approval by the shareholders of this Proposal No. 5, if it is obtained, in order to be in compliance with the Forbearance Agreement, the Company's management will notify the SBA that it is surrendering its SBIC operating license (the SBA will accept the surrender only after all of the remaining indebtedness is repaid to the SBA) along with adopting the Charter Amendment (as discussed in Proposal No. 10 below) to amend the Company's Articles of Incorporation to remove all references to the Company being a SBIC and thereby, subject to the Small Business Investment Act.

         For the purpose of this Proposal No. 5, inasmuch as it involves a change in the Company's fundamental principles, the required vote of a "majority of the outstanding shares" means the vote (A) of 67% or more of the voting securities present at the Annual Meeting, if the holders of more than 50% of the outstanding voting securities of the Company are present or represented by proxy; or (B) of more than 50% of the outstanding voting securities of the Company, whichever is the less.

    THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" AUTHORIZATION TO THE BOARD
             TO SURRENDER THE COMPANY'S OPERATING LICENSE AS A SBIC

PROPOSAL NO. 6 - APPROVAL AND AUTHORIZATION TO THE BOARD OF THE PROSPECTIVE ISSUANCE OF CONVERTIBLE BONDS, CONVERTIBLE NOTES AND OTHER FORMS OF CONVERTIBLE INDEBTEDNESS

Background

         In order to improve the Company's liquidity position, the Company is continuing its efforts to raise additional capital that may require the issuance of convertible debt securities. While the Company is not required to obtain shareholder approval for the issuance of debt under New York Corporate Law, as a BDC, the Company is subject to the requirements of the 1940 Act, in particular,
Section 61 that requires the Company to obtain shareholder approval to authorize the Board to issue securities that have a "convertibility" feature. Accordingly, the Company is requesting shareholder approval to authorize the Board to issue Convertible Bonds, Convertible Notes, and Other Convertible Indebtedness. If Proposal No. 6 is approved, the issuance of Convertible Bonds, Convertible Notes, and Other Convertible Indebtedness in such amounts and with such rights, preferences and privileges (including terms relating to dividend or interest rates, conversion prices, voting rights, redemption prices, maturity dates, and similar matters) will be determined by the Board without further shareholder approval, subject to applicable requirements.

         To the extent Proposal No. 8 is approved by the Company's shareholders and the Company withdraws its election to be treated as a BDC under the 1940 Act, then the actions for which shareholder approval is being requested in this Proposal No. 6 may be taken by the Company even if this Proposal No. 6 is not approved.

Purpose of the Proposal; Need for Shareholder Approval

         In connection with its recapitalization and new operating model (the "New Business Model"), provided that the Company is not required to be regulated as an "investment company" under the 1940 Act and upon the filing of Form N-54C, the Company anticipates becoming an operating company focusing on asset-based lending, real estate development and other specialty finance lending and the acquisition of operating businesses related thereto (the "target industries"). To date, as a SBIC, the Company has used funds borrowed from the SBA, together with its own capital, to provide loans and to make equity investments. To the extent that Proposal No. 5 is approved and the Company surrenders its SBIC operating license and therefore, is no longer eligible to obtain leverage from the SBA, the Company is currently contemplating the issuance of Convertible Bonds, Convertible Notes, and Other Convertible Indebtedness in order to facilitate the implementation of the New Business Model, to provide greater flexibility designing financing alternatives, and to strengthen the Company's balance sheet and capital structure. Notwithstanding the foregoing, there can be no assurance that such attempts to raise additional capital through such means will be successful.

         On May 16, 2005, the Board unanimously approved, and is recommending that the shareholders vote in favor of, this Proposal No. 6. The Board believes that approval to authorize the Board to issue Convertible Bonds, Convertible Notes, and Other Convertible Indebtedness would facilitate the Company's ability to accomplish business and financial objectives in the future without delaying such activities while waiting for shareholder approval, except as may be required in particular cases by the Company's charter documents, applicable law (including the 1940 Act) or the rules of any stock exchange on which the Company's securities may then be listed.

         By issuing debt, the Company is subject to the risks normally associated with indebtedness, including the risk that its operating revenues will be insufficient to meet required payments of principal and interest and the risk that it will be unable to refinance existing indebtedness when it becomes due or that the terms of any such refinancing will be less favorable than the current terms of such indebtedness. Restrictions and covenants in debt agreements could also limit the Company's ability to take certain actions and impose consequences in the event of failure to comply. Further, such indebtedness could also:

  o limit the Company's ability to fund the costs and expenses of the continued implementation and refinement of its New Business Model, future working capital, capital expenditures, advertising or promotional expenses, new product development costs, acquisitions, investments, restructuring programs and other general corporate requirements;

  o require it to dedicate a substantial portion of its cash flow from operations to payments on its indebtedness, thereby reducing the availability of its cash flow for the continued implementation and refinement of its New Business Model and other general corporate purposes;

  o place it at a competitive disadvantage compared to competitors that have less debt;

  o limit its flexibility in responding to changes in its business and the industry in which it operates; and

  o make it more vulnerable in the event of adverse economic conditions or a downturn in its business.

         In addition, if the Board elects to issue Convertible Bonds, Convertible Notes, or Other Convertible Indebtedness, such issuance could have a substantial dilutive effect on the earnings per share, net asset value, book value per share, voting power and shareholdings of current shareholders. In particular, given the preferences normally associated with Convertible Bonds, Convertible Notes, or Other Convertible Indebtedness, the issuance of newly authorized Convertible Bonds, Convertible Notes, or Other Convertible Indebtedness could cause a substantial reduction in the relative value of the currently outstanding shares of Common Stock.

         To the extent that Proposal No. 5 is approved by the Company's shareholders and the Company surrenders its SBIC operating license and therefore, is no longer eligible to obtain leverage from the SBA and to the extent that Proposal No. 8 is not concomitantly approved by the Company's shareholders and therefore, the Company remains a BDC under the 1940 Act, then the actions regarding recapitalization for which shareholder approval is being requested in this Proposal No. 6 together with the aims of the New Business Model may become difficult to achieve unless this Proposal No. 6 is approved. In particular, if this Proposal No. 6 is not approved, the contemplated issuance by the Company of Convertible Bonds, Convertible Notes, and Other Convertible Indebtedness in order to further facilitate the implementation of the New Business Model, to provide greater flexibility designing financing alternatives, and to strengthen the Company's balance sheet and capital structure would continue to be subject to certain limitations and restrictions imposed by virtue of the Company still being a BDC.

         Under the 1940 Act, a BDC is subject to limits on the extent to which it can leverage itself by issuing senior securities, including Convertible Bonds, Convertible Notes, or Other Convertible Indebtedness. Specifically, it generally must ordinarily maintain a 2-to-1 asset coverage ratio (i.e., if it has $1 in assets, it can borrow $1, since after borrowing it would have $2 in assets and $1 of debt). With respect to a class of senior security representing indebtedness of the BDC, the asset coverage ratio is calculated, subject to the other terms and conditions of the 1940 Act, by determining the ratio of (i) the value of the total assets of such BDC, less all liabilities and indebtedness not represented by senior securities, to (ii) the aggregate amount of senior securities representing indebtedness of such BDC. The Company does not currently have a self-imposed lower threshold limit with respect to its asset coverage ratio, and does not anticipate that such a limit would apply if it withdraws its election to be treated as a BDC.

         In addition, as a BDC, the Company is subject to certain limitations and/or restrictions in connection with the issuance of Convertible Bonds, Convertible Notes, or Other Convertible Indebtedness. Pursuant to Section 61 of the 1940 Act, a BDC may only issue warrants, options, or rights to subscribe or convert to voting securities of such company, accompanied by securities, if--
(i) such warrants, options, or rights expire by their terms within ten years;
(ii) such warrants, options, or rights are not separately transferable unless no class of such warrants, options, or rights and the securities accompanying them has been publicly distributed; (iii) the exercise or conversion price is not less than the current market value at the date of issuance, or if no such market value exists, the current net asset value of such voting securities; (iv) the proposal to issue such securities is authorized by the stockholders of such BDC, and such issuance is approved by the required majority of the directors of such BDC on the basis that such issuance is in the best interests of such BDC and its stockholders, and (v) the amount of voting securities that would result from the exercise of all outstanding warrants, options, and rights at the time of issuance does not exceed 25% of the outstanding voting securities of the BDC, except as otherwise required by Section 61 of the 1940 Act.

         As of the date of this Proxy Statement, the Company has no plans to issue any Convertible Bonds, Convertible Notes, or Other Convertible Indebtedness in connection with its New Business Model and its general investment strategy relating to acquisitions and investments in the target industries. However, the sole purpose of authorizing these Convertible Bonds, Convertible Notes, or Other Convertible Indebtedness is to provide additional flexibility for the Company in anticipation of future financing activities. For instance, the grant to the Board of the authority to issue Convertible Bonds, Convertible Notes, or Other Convertible Indebtedness would provide the Company with an alternative to its Common Stock and Preferred Stock that can be customized with such rights, preferences and privileges as the Board may deem appropriate for any proper corporate purpose such as raising capital, establishing strategic relationships with other companies, and investing in new opportunities within the Company's target industries. Even if Proposal No. 8 is approved by the Company's shareholders, the Board will consider any future proposed issuance of Convertible Bonds, Convertible Notes, or Other Convertible Indebtedness in light of regulatory requirements applicable to the Company as a BDC under the 1940 Act unless and until it can be reasonably assured that thereafter, it will not be required to be regulated as an "investment company" under the 1940 Act.

         Notwithstanding the foregoing, in the event that Proposal No. 8 (the approval of the withdrawal of the Company's election to be treated as a BDC) is also approved, the Company will no longer be subject to any of the general limitations or requirements imposed on BDCs under the 1940 Act. To the extent Proposal No. 8 is approved and the Company withdraws its election to be treated as a BDC under the 1940 Act, then the actions for which shareholder approval is being requested in this Proposal No. 6 may be taken by the Company even if this Proposal No. 6 is not approved.

Possible Dilution and Anti-Takeover Effects of the Proposal

         It should be noted that the Convertible Bonds, Convertible Notes, or Other Convertible Indebtedness that would become available for issuance if this Proposal No. 6 is adopted could be used by the Company to oppose a future hostile takeover attempt or to delay or prevent future changes in the control or management of the Company. In addition, if this Proposal No. 6 is approved by the shareholders, and the Board elects to issue Convertible Bonds, Convertible Notes, or Other Convertible Indebtedness, such issuance could have a dilutive effect on the voting power and shareholdings of current shareholders. While any such issuances would have to be approved by the Board consistent with its fiduciary duties, such issuances when consummated, could result in an increase in the degree of control which any shareholder is able to exercise with respect to the Company.

         The actual terms of any Convertible Bonds, Convertible Notes, or Other Convertible Indebtedness (subject to the requirements noted in Section 61 and Section 63 of the 1940 Act), including exercise price, term and vesting requirements will be determined by the Board at the time of issuance. Also, the nature and amount of consideration that would be received by the Company at the time of issuance and the use of any such consideration will be considered and approved by the Board at the time of issuance. No further authorization from the shareholders will be solicited prior to any such issuance. If such Convertible Bonds, Convertible Notes, or Other Convertible Indebtedness are issued and if they are subsequently exercised, it would increase the number of outstanding shares of Common Stock. You should consider the possible dilutive effects (which may be substantial given both the Company's current market price and net asset value per share of Common Stock) to shareholders of any future debt or equity issuances when voting on this Proposal No. 6.

         For purpose of this Proposal No. 6, inasmuch as it involves a change in the Company's fundamental principles, the required vote of a "majority of the outstanding shares" means the vote (A) of 67% or more of the voting securities present at the Annual Meeting, if the holders of more than 50% of the outstanding voting securities of the Company are present or represented by proxy; or (B) of more than 50% of the outstanding voting securities of the Company, whichever is the less.

    THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" APPROVAL AND AUTHORIZATION
            TO THE BOARD FOR THE PROSPECTIVE ISSUANCE OF CONVERTIBLE
      BONDS, CONVERTIBLE NOTES AND OTHER FORMS OF CONVERTIBLE INDEBTEDNESS

PROPOSAL NO. 7 - APPROVAL AND AUTHORIZATION TO THE BOARD FOR THE PROSPECTIVE SALE OF COMMON STOCK AT LESS THAN CURRENT NET ASSET VALUE PER SHARE

     The 1940 Act prohibits the Company, as a BDC, from selling its Common Stock at a price less than the current net asset value per share for such stock unless the policy and the practice of doing so is approved by the Company's shareholders within one year immediately prior to any such sales. Pursuant to this provision, the Company is requesting that the shareholders authorize the sale of the Company's Common Stock at a price less than its then current net asset value per share of such stock. Frequently, the stock of BDCs trade at prices below the corresponding net asset value. As shown in the following table, the high and low bid quotations as reported by Nasdaq until April 14, 2003 and the OTCBB thereafter of the Company's Common Stock have often been below the corresponding net asset value per share:

                                                       Net Asset
As of                   High            Low         Value Per Share
-----                   ----            ---         ---------------
Fiscal 2003
-----------

1st Quarter            $ 1.60         $ 0.78             $ 1.04

2nd Quarter              0.90           0.31               0.77

3rd Quarter              1.10           0.28               0.56

4th Quarter              0.47           0.30               0.28

                                                       Net Asset
As of                   High            Low         Value Per Share
-----                   ----            ---         ---------------
Fiscal 2004
-----------

1st Quarter            $ 0.51         $  0.15           $ 0.31

2nd Quarter              0.30            0.15             0.36

3rd Quarter              0.35            0.18             0.50

4th Quarter              0.45            0.17             0.49

                                                       Net Asset
As of                   High            Low         Value Per Share
-----                   ----            ---         ---------------
Fiscal 2005
-----------

1st Quarter              1.65            0.41             0.39

2nd Quarter              0.65            0.22             0.34

3rd Quarter              0.60            0.21             0.31

4th Quarter              0.32            0.18             0.31

         This indicates that should the Company desire to sell shares of its Common Stock in either a public or private offering, the price for such stock may be below the then current net asset value per share, limiting the Company's ability to raise additional equity capital. Section 63(2) of the 1940 Act provides that the Company may sell its Common Stock at prices below the then current net asset value with shareholder approval; provided that, in addition to shareholder approval, any such sales are approved by a required majority of the directors as being in the best interests of the Company and its shareholders and after a required majority of directors, in consultation with the underwriter of the offering, if it is underwritten, have determined in good faith, and as of a time immediately prior to the first solicitation by or on behalf of the Company of any firm commitment to purchase such securities or immediately prior to the issuance of such securities, that the price at which such securities are to be sold is not less than a price which closely approximates the market value for those securities, less any distributing commission or discount.

         Notwithstanding the foregoing, in the event that Proposal No. 8 (the approval of the withdrawal of the Company's election to be treated as a BDC) is also approved, the Company will no longer be subject to any of the general limitations or requirements imposed on BDCs under the 1940 Act. To the extent that Proposal No. 8 is approved and the Company withdraws its election to be treated as a BDC under the 1940 Act, then the actions for which shareholder approval is being requested in this Proposal No. 7 may be taken by the Company even if this Proposal No. 7 is not approved.

          Presently, the Company largely depends on the SBA to fund its operations. The Company does not anticipate being able to obtain any additional leverage from the SBA--on the contrary, as a condition of the Forbearance Agreement (see Proposal 5), the Company is expected by the SBA to both repay its outstanding Debentures and to surrender its operating license. The major alternative sources of funds available to the Company are through the issuance of debt (see Proposal No. 6) and through sales of its securities. For these reasons, the Board of Directors believes that it would be in the best interest of the Company and its shareholders to raise additional equity capital to repay the outstanding Debentures and to provide funds for its operations. Notwithstanding the foregoing, there can be no assurance that such attempts to raise additional capital through such means will be successful.

         Generally, equity securities sold in private and/or public securities offerings are priced based on market prices, rather than net asset value. On May 16, 2005, the Board unanimously approved, and is recommending that the shareholders vote in favor of, this Proposal No. 7 to offer and sell Common Stock at prices that may be less than net asset value so as to permit the flexibility in pricing that market conditions generally require. You should consider the possible dilutive effects (which may be substantial given both the Company's current market price and net asset value per share of Common Stock) to shareholders of any future equity issuances at a price less than the current net asset value per share when voting on this Proposal No. 7.

         If the shareholders approve this proposal, during a one-year period commencing on the date the shareholders approve this proposal, the Company will be permitted, but not required or otherwise obligated, to sell newly issued shares of its Common Stock for prices below the net asset value. The sale of a substantial number of shares below net asset value would dilute the percentage interest of the Company's present shareholders. In determining whether or not to sell additional shares at a price below the net asset value, the Board will have fiduciary obligations to act in the best interest of the Company and its shareholders, and must comply with the other requirements of Section 63(2) of the 1940 Act as described above.

Board Recommendation and Vote Required

         The Company believes this proposal is important because of the flexibility it would provide in raising additional equity capital even if the Company's stock is trading at prices below the net asset value. Consequently, the Board recommends that the shareholders vote "FOR" this proposal. For the purpose of this Proposal No. 7, inasmuch as it involves a change in the Company's fundamental principles, the required vote of a "majority of the outstanding shares" means the vote (A) of 67% or more of the voting securities present at the Annual Meeting, if the holders of more than 50% of the outstanding voting securities of the Company are present or represented by proxy; or (B) of more than 50% of the outstanding voting securities of the Company, whichever is the less.

    THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" APPROVAL AND AUTHORIZATION TO THE BOARD FOR THE PROSPECTIVE SALE OF COMMON STOCK AT LESS THAN CURRENT
                           NET ASSET VALUE PER SHARE

PROPOSAL NO. 8 AND PROPOSAL NO. 9 - AUTHORIZATION TO THE BOARD TO WITHDRAW THE COMPANY'S ELECTION TO BE TREATED AS A BDC AND AS A RIC

Background

         The Company is a closed-end, non-diversified investment company that elected to be regulated as a BDC as that term is defined in Section 54 of the 1940 Act. As a BDC, the Company is subject to the 1940 Act, including certain provisions applicable only to BDCs (the "BDC Provisions"), although it is exempted from certain provisions of the 1940 Act applicable to registered closed-end investment companies. BDCs generally are provided greater flexibility with respect to management compensation, capital structure, transactions among affiliates and other matters than registered closed-end investment companies. Nevertheless, as a BDC, the Company remains subject to significant regulation of its activities, as described below under "Investment Company Act Provisions Applicable to BDCs."

         Historically, the Company has participated in the financing of expansion stage companies, focusing on technology and other "new economy" businesses, computer hardware/software, and consumer products, manufacturers and distributors. The Company's New Business Model is intended to maximize shareholder value through, among other things, a shift in the Company's investment strategy away from equity investments in technology and other "new economy" businesses to becoming an operating company focusing on the target industries for which the BDC structure is no longer appropriate. The Company plans to both raise new capital and liquidate certain of the Company's investments to pay off the remaining Debentures and fund the New Business Model.

         In connection with the implementation of the New Business Model and in consideration of the future operations of the Company and its planned acquisitions in the target industries, the Board has evaluated and discussed the feasibility of the Company continuing as a BDC. The Board believes that given the changing nature of the Company's business and investment focus from investing, reinvesting, owning, holding, or trading in investment securities toward that of an operating company whose focus will be on acquisitions of controlling investments in operating companies and assets in the target industries, that the regulatory regime governing BDCs is no longer appropriate and will hinder the Company's future growth. In addition, the Board believes that the Company will not be required to be regulated under the 1940 Act under these circumstances. Moreover, insofar as the Company intends to surrender its SBIC operating license in conjunction with the repayment of its Debentures (see Proposal No. 5), it also is no longer required to be a BDC.

         On May 16, 2005, the Board unanimously approved the proposal to authorize the Board to withdraw the Company's election to be treated as a BDC as soon as practicable so that it may begin conducting business as an operating company rather than a BDC subject to the 1940 Act. If the shareholders approve this proposal to permit the Company to withdraw its BDC election, the withdrawal will become effective upon receipt by the SEC of the Company's application for withdrawal. The Company does not anticipate filing the application of withdrawal until it can be reasonably certain that the Company will not be deemed to be an "investment company" without the protection of its BDC election. After the Company's application for withdrawal of its BDC election is filed with the SEC, the Company will no longer be subject to the regulatory provisions of the 1940 Act applicable to BDCs generally, including regulations related to insurance, custody, composition of its Board, affiliated transactions and any compensation arrangements. If this Proposal No. 8 is approved by the shareholders and the Board does not withdraw the Company's election to be treated as a BDC within six
(6) months from the date of such approval, then the Company will present the matter to the shareholders again for approval prior to filing a withdrawal application.

         The Company is using maximum efforts to meet the requirements for withdrawal of its election to be treated as a BDC, including consulting with outside counsel as to the requirements for withdrawing its election as a BDC and exemption or exclusion from being deemed an "investment company" under the 1940 Act. As of the date hereof, the Company believes that the Company meets the requirements for filing an application to withdraw its election to be treated as a BDC. However, the Company does not intend to withdraw its election to be treated as a BDC unless and until it can be reasonably assured that thereafter, it will not be required to be regulated as an "investment company" under the 1940 Act.

Investment Company Act Provisions Applicable to BDCs

         Generally, to be eligible to elect BDC status, a company must engage in the business of furnishing capital and offering significant managerial assistance to companies that do not have ready access to capital through conventional financial channels. More specifically, in order to qualify as a BDC, a company must (a) be a domestic company; (b) have registered a class of its securities or have filed a registration statement with the SEC pursuant to
Section 12 of the Exchange Act; (c) operate for the purpose of investing in the securities of certain types of eligible portfolio companies, namely less seasoned or emerging companies and businesses suffering or just recovering from financial distress; (d) offer to extend significant managerial assistance to such eligible portfolio companies; and (e) file (or, under certain circumstances, intend to file) a proper notice of election with the SEC.

         The 1940 Act also imposes, among others, the following regulations on
BDCs:

o A BDC may not change the nature of its business or fundamental investment policies without the prior approval of the shareholders;

o A BDC must carry its investments at value if a public trading market exists for its portfolio securities, or fair value if one does not, rather than at cost in its financial reports;

o The composition of a BDC's Board is restricted (e.g., participation by investment bankers and certain other participants is limited);

o A BDC may not engage in certain transactions with affiliates without obtaining exemptive relief from the SEC;

o The issuance of senior equities and debt securities by a BDC is subject to certain limitations;

o A BDC's right to issue options, rights and warrants to purchase its stock is restricted;

o There are prohibitions and restrictions on investing in certain types of companies, such as brokerage firms, insurance companies and other investment companies;

o There are limits on the types of assets that a BDC may acquire. A BDC may not acquire any asset other than "qualifying assets" unless, at the time the acquisition is made, such "qualifying assets" represent at least 70% of the value of the BDC's total assets. "Qualifying Assets" generally include:
     (i) securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer is an eligible portfolio company; an eligible portfolio company is defined as any issuer that (a) is organized and has its principal place of o business in the United States,
     (b) is not an investment company other than a SBIC wholly-owned by the BDC, and (c) does not have any class of publicly-traded securities with respect to which a broker may extend credit; (ii) securities received in exchange for or distributed with respect to securities described above, or pursuant to the exercise of options, warrants or rights relating to such securities; and (iii) cash, cash items, Government securities, or high quality debt securities maturing in one year or less from the time of investment. A BDC may invest in public company securities and other investments that are not "qualifying assets" but such investments may not exceed 30% of the BDC's total asset value at the time of such investment;

o A BDC generally may not issue common stock at a per share price less than the then-current net asset value of the common stock without the prior approval of shareholders; and

o A BDC is restricted in its ability to repurchase its shares directly from shareholders.

         If the shareholders approve this Proposal No. 8 and the Board withdraws the Company's election to be treated as a BDC, the Company would no longer be subject to regulation under the 1940 Act, which is designed to protect the interests of investors in investment companies. However, the Board would still be subject to customary principles of fiduciary duty with respect to the Company and its shareholders.

         As an operating company, the Company (i) would not be limited in the amount of excessive leverage that it could incur, (ii) would be permitted to issue Restricted Stock absent an order from the SEC, and (iii) would not be limited in the amounts or types of compensation that it could pay to executives.

         In addition, withdrawal of the Company's election to be treated as a BDC will not affect the Company's registration under Section 12(b) of the Exchange Act. Under the Exchange Act, the Company is required to file periodic reports on Form 10-K, Form 10-Q, Form 8-K, proxy statements and other reports required under the Exchange Act. Withdrawal of the Company's election to be treated as a BDC is not expected to have any effect on the Company's current Common Stock trading on the OTCBB or its plans to list its Common Stock on AMEX as part of the New Business Model.

Reasons for the Potential Withdrawal of the Company as a BDC

         Over the years, since the Company has operated as a BDC, the business, regulatory and financial climates have shifted gradually but greatly, making operations as a BDC more challenging and difficult. Given the new investment focus, asset mix, business and operations of the Company that will result from the implementation of the New Business Model, the Board believes that it is prudent for the Company to withdraw its election as a BDC as soon as practicable to eliminate the burden of the many of the regulatory, financial reporting and other requirements and restrictions imposed by the 1940 Act discussed above. For example:

   o Business Focus. As a result of the New Business Model, the nature of the Company's business is changing from a business that has historically been in the business of investing, reinvesting, owning, holding, or trading in investment securities toward that of an operating company whose focus will be on acquisitions of controlling investments in operating companies and assets in the target industries. The Board believes that BDC regulation would be inappropriate for such activities.

   o Issuance of Common Stock. By virtue of its BDC election, the Company may not issue new shares of Common Stock at a per share price less than the then net asset value per share of outstanding Common Stock without prior shareholder approval. Historically, the market prices for BDC stocks have frequently been lower than net asset value, making it much more difficult for BDCs to raise equity capital. While this restriction provides shareholders of an investment company with appropriate and meaningful protection against dilution of their indirect investment interest in portfolio securities, the Company's Board believes that this would essentially be irrelevant to the interests of investors in an operating company, who look to its consolidated earnings stream and cash flow from operations for investment value.

   o Issuance of Securities Other Than Common Stock. BDCs are limited or restricted as to the type of securities other than common stock that they may issue. The issuance of convertible securities and rights to acquire shares of common stock (e.g., warrants and options) is restricted primarily because of the statutory interest in facilitating computation of the Company's net asset value per share. In addition, issuances of senior debt and senior equity securities require that certain "asset coverage" tests and other criteria be satisfied on a continuing basis. This significantly affects the use of these types of securities because asset coverage continuously changes by variations in market prices of the Company's investment securities. Operating companies, including holding companies operating through subsidiaries, benefit from having maximum flexibility to raise capital through various financing structures and means.

   o Related Party Transactions. The 1940 Act significantly restricts among other things (a) transactions involving transfers of property in either direction between the Company and most affiliated persons of the Company (or the affiliated persons of such affiliated persons) and (b) transactions between the Company and such affiliated persons (or the affiliated persons of such affiliated persons) participating jointly on the one hand and third parties on the other. To overcome these investment company restrictions, which are somewhat relaxed as applied to BDCs, requires SEC approval, which is often a time-consuming and expensive procedure, regardless of the intrinsic fairness of such transactions or the approval thereof by disinterested directors of the Company. The Company believes situations may arise in which a corporation's best interests are served by such transactions. The Board believes that shareholders are adequately protected by the fiduciary obligations imposed on the Company's directors under state corporate law, which generally requires that the disinterested members of the Board determine fairness to the Company of an interested-party transaction (provided full disclosure of all material facts regarding the transaction and the interested party's relationship with the Company is made), and SEC disclosure rules, which require the Company to include specified disclosure regarding transactions with related parties in its SEC filings.

   o Compensation of Executives. The 1940 Act limits the extent to which and the circumstances under which executives of a BDC may be paid compensation other than in the form of salary payable in cash. For example, the issuance of Restricted Stock is generally prohibited. However, the Board believes that by achieving greater flexibility in the structuring of employee compensation packages, the Company will be able to retain and attract talented and qualified personnel and to more fairly reward and more effectively motivate its personnel in accordance with industry practice.

   o Eligible Investments. As a BDC, the Company may not acquire any asset other than "Qualifying Assets" unless, at the time the acquisition is made, Qualifying Assets represent at least 70% of the value of the total assets (the "70% test"). Because of the limitations on the type of investments the Company may make, as well as the Company's total asset composition, the Company may be foreclosed from participating in prudent investment opportunities and otherwise lack diversification.

         Moreover, the Company must incur significant general and administrative costs in order to comply with the regulations imposed by the 1940 Act. Management devotes considerable time to issues relating to compliance with the 1940 Act and the Company incurs substantial legal and accounting fees with respect to such matters. The costs of this regulation are borne by, and the protections of this regulation are for the benefit of, the shareholders of the Company. The Board believes that resources now being expended on 1940 Act compliance matters could be utilized more productively if devoted to the operation of the Company's business. The Board has determined that the costs of compliance with the 1940 Act are substantial, especially when compared to the Company's relative size and net income, and that it would therefore be in the financial interests of the shareholders for the Company to cease to be regulated under the 1940 Act altogether.

         The Board believes that the above reasons, among others, indicate that the restrictions of the 1940 Act would have the effect of dampening market interest in the Company and hindering its financial growth in the future. The Board has determined that the most efficacious way to reduce these costs, improve profitability, and eliminate the competitive disadvantages the Company experiences due to compliance with the many requirements and restrictions associated with operating as a BDC under the 1940 Act would be to withdraw the Company's election to be treated as a BDC.

Effect of Election to Withdraw as a BDC on the Company's Financial Statements & Tax Treatment

         In the event that the Board withdraws the Company's election to be treated as a BDC and becomes an operating company, the fundamental nature of the Company's business will change from that of investing in a portfolio of securities, with the goal of achieving gains on appreciation and dividend income, to that of being actively engaged in the ownership and management of operating businesses, with the goal of generating income from the operations of those businesses.

         The election to withdraw the Company as a BDC under the 1940 Act will result in a significant change in the Company's method of accounting. BDC financial statement presentation and accounting utilizes the value method of accounting used by investment companies, which allows BDCs to recognize income and value their investments at market value as opposed to historical cost. As an operating company, the required financial statement presentation and accounting for securities held will be either fair value or historical cost methods of accounting, depending on the classification of the investment and the Company's intent with respect to the period of time it intends to hold the investment. Change in the Company's method of accounting could reduce the market value of its investments in privately held companies by eliminating the Company's ability to report an increase in value of it holdings as they occur. Also, as an operating company, the Company would have to consolidate its financial statements with subsidiaries, thus eliminating the portfolio company reporting benefits available to BDCs.

         The Company's withdrawal of its election to be treated as a BDC will have an impact on its U.S. Federal income tax status, since it has elected to be treated as a RIC under the Code. Electing for treatment as a RIC generally allows a qualified investment company to avoid paying corporate level U.S. Federal income tax on income it distributes to its shareholders. In the past, as a RIC, the Company has not been subject to corporate level U.S. Federal income tax on its income with regard to any distributions it makes to its shareholders as would a "regular" corporation under Subchapter C of the Code. Currently, as a result of the sale of certain portfolio investments in order to repay its indebtedness to the SBA, the Company's remaining portfolio of investments has become less diversified and therefore, the Company did not qualify as a RIC for the fiscal year ended March 31, 2005. Accordingly, it will be taxed as a regular "C" corporation for U.S. Federal income tax purposes for the fiscal year ended March 31, 2005. To the extent Proposal No. 8 is approved and the Company withdraws its election to be a BDC, it will no longer qualify in the future to be treated as a RIC under the Code. Therefore, the Company will be subject to paying corporate level U.S. Federal income tax on income it distributes to its shareholders as a result of becoming an operating company.

Steps Toward Withdrawal

         Because of the importance of electing to withdraw as a BDC and becoming qualified as an operating company, the Company is using maximum efforts to qualify for this change of status. The Company has undertaken extensive steps to meet certain procedures relevant to withdrawal of its election to be treated as a BDC, including consultation with outside legal counsel as to the applicability and requirements under the 1940 Act. However, the Company does not intend to withdraw its election to be treated as a BDC unless and until it can be reasonably assured that thereafter, it will not be required to be regulated as an "investment company" under the 1940 Act.

         Following the approval by the shareholders of Proposals No. 8 and No. 9, if it is obtained, the Board will file with the SEC upon not being subject to regulation as an "investment company" under the 1940 Act, a notice of withdrawal of election to be regulated as a business development company on Form N-54C. Once this notice is accepted, the Company's withdrawal as a BDC will be effected.

Purpose of the Proposal; Need for Shareholder Approval

         Section 58 of the Investment Company Act provides that a BDC may not deregister as a BDC unless it is authorized to do so by a majority of its issued and outstanding voting securities. For purposes of Proposals Nos. 8 and No. 9, inasmuch as they both involve a change in the Company's fundamental principles, the vote of a "majority of the outstanding shares" means the vote (A) of 67% or more of the voting securities present at the Annual Meeting, if the holders of more than 50% of the outstanding voting securities of the Company are present or represented by proxy; or (B) of more than 50% of the outstanding voting securities of the Company, whichever is the less.

    THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" AUTHORIZATION TO THE BOARD
     TO WITHDRAW THE COMPANY'S ELECTION TO BE TREATED AS A BDC AND AS A RIC

PROPOSAL NO. 10 - AUTHORIZATION TO THE BOARD TO CHANGE THE NAME OF THE COMPANY TO "WINFIELD HOLDINGS CORPORATION", TO REMOVE ALL REFERENCES IN THE CHARTER AMENDMENT TO THE COMPANY BEING A SBIC AND TO MAKE CERTAIN OTHER RELATED CHANGES

Background

         On May 16, 2005, the Board unanimously approved, and is recommending that the shareholders vote in favor of, a change in the name of the Company to "Winfield Holdings Corporation", to remove all references in the Charter Amendment to the Company being a SBIC and to make certain other related changes.

         Historically, the Company has participated in the financing of expansion stage companies, focusing on technology and other "new economy" businesses, computer hardware/software, and consumer products, manufacturers and distributors. As a result of the implementation of the New Business Model, provided that Proposal No. 8 is approved by the Company's shareholders, the Board no longer believes the name "Winfield Capital Corp." would accurately represent the nature of the Company's future business activities.

         Accordingly, the Board has determined that it is in the best interest of the Company and its shareholders to change the name of the Company so as not to be mistaken for a BDC under the 1940 Act.

         The Company will not effect the proposed name change unless and until the Company both obtains the approval by shareholders of Proposal No. 8 (the withdrawal of the Company's election to be treated as a BDC) and can be reasonably assured that thereafter, it will not be required to be regulated as an "investment company" under the 1940 Act.

          If effected, the proposed change in the Company's name will not affect, in any way, the validity of currently outstanding stock certificates, nor will it be necessary for the Company's shareholders to surrender or exchange any stock certificates that they currently hold as a result of the name change. Management believes the name change can be accomplished at minimal expense. To the extent shareholders approve the name change, the Company also intends to seek a change to its current OTCBB ticker symbol "WCAP" to one that is more consistent with its new name.

         As discussed in Proposal No. 5 above, on April 6, 2005, the Company entered into a Forbearance Agreement with the SBA's Office of Liquidation whereby the maturity date of the Company's remaining principal indebtedness to the SBA was extended until June 30, 2005, subject to a cure period of fifteen days--provided that within 90 days of complete repayment, the Company "shall surrender its SBIC operating license and present to the SBA evidence of a corporate resolution amending its Articles of Incorporation". Since the failure to approve this Proposal No. 10 would constitute a default under the Forbearance Agreement it may have serious consequences for the Company as a going concern. In connection with the Forbearance Agreement, the Company entered into a Stipulated Settlement and a Consent and Judgment whereby the SBA, if there is a default, may pursue any remedies it deems appropriate under the law or the instruments evidencing the Company's indebtedness, including, without limitation, initiating proceedings for the appointment of the SBA or its designee as receiver to the extent that the Company defaults under its obligations pursuant to the Forbearance Agreement.

Vote Required; Board Recommendation

         Proposal No. 10 (i.e., to authorize and approve the change of the name of the Company to "Winfield Holdings Corporation", to remove all references in the Charter Amendment to the Company being a SBIC and to make certain other related changes) will be approved if the affirmative vote of the holders of a majority of the outstanding shares of Common Stock in person or represented by proxy at the Annual Meeting are voted FOR the proposal.

    THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" AUTHORIZATION TO THE BOARD TO CHANGE THE COMPANY'S NAME TO "WINFIELD HOLDINGS CORPORATION", TO REMOVE ALL REFERENCES IN THE CHARTER AMENDMENT TO THE COMPANY BEING A SBIC AND TO
                       MAKE CERTAIN OTHER RELATED CHANGES

                              CERTAIN TRANSACTIONS

         Reference is made to "ELECTION OF DIRECTORS" - Executive Compensation" for information about the employment agreement between the Company and Mr. Paul
A. Perlin and to "ELECTION OF DIRECTORS - Stock Options" for information about stock options granted to management personnel and directors.

                              SHAREHOLDER PROPOSALS

         Proposals by shareholders of the Company to be presented at the 2006 Annual Meeting of Shareholders must be received by the Company no later than May 1, 2006 to be considered for inclusion in the Company's Proxy Statement and proxy for that meeting. The proponent must be a record or beneficial owner of Common Stock of the Company entitled to vote on his or her proposal at the 2006 Annual Meeting of Shareholders and must continue to own such stock entitling him or her to vote through that date on which the meeting is held.

                                  ANNUAL REPORT

         The Annual Report to Shareholders on Form 10-K concerning the Company's operations during the fiscal year ended March 31, 2005, including certified financial statements as of and for the year then ended, is being furnished to shareholders, together with this Proxy Statement. The Annual Report is incorporated in this Proxy Statement and should be considered part of the soliciting material.

                                  OTHER MATTERS

         The Board of Directors knows of no other business to be presented at the Annual Meeting. If other matters properly come before the Annual Meeting, the persons named in the accompanying form of proxy intend to vote on such other matters in accordance with their best judgment.

                                           By Order of the Board of Directors

                                           /s/ R. SCOT PERLIN
                                           -----------------------------------
June __, 2005                              R  Scot Perlin, Secretary

                                                                      Appendix A

                             WINFIELD CAPITAL CORP.
                     STOCK OPTION AND RESTRICTED STOCK PLAN


1.   PURPOSE OF THE PLAN

         The purpose of this Stock Option and Restricted Stock Plan (this "Plan") is to advance the interests of Winfield Capital Corp. (the "Company") and its subsidiaries by providing to key employees of the Company and its subsidiaries who have substantial responsibility for the direction and management of the Company, as well as certain directors and consultants of the Company, additional incentives, to the extent permitted by law, to exert their best efforts on behalf of the Company, to increase their proprietary interest in the success of the Company, to reward outstanding performance and to provide a means to attract and retain persons of outstanding ability to the service of the Company. It is recognized that the Company cannot retain or attract these individuals without this compensation. Options granted under this Plan may qualify as incentive stock options ("ISOs"), as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

2.   ADMINISTRATION

         This Plan shall be administered by a committee (the "Committee") comprised of at least two (2) members of the Company's Board of Directors ("Board") who each shall (a) be a "non-employee director," as defined in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, (the "Exchange Act") unless administration of the Plan by "non-employee directors" is not then required for transactions under the Plan to be exempt from the requirements of Rule 16b, (b) be an "outside director" as defined under Section 162(m) of the Code, unless the action taken pursuant to the Plan is not required to be taken by "outside directors" to qualify for tax deductibility under
Section 162(m) of the Code and (c) be an independent director under the rules established by the American Stock Exchange or other exchange/marketplace where the Company's Common Stock is traded.

         As a business development company ("BDC") pursuant to Section 54(c) under the Investment Company Act of 1940, as amended (the "1940 Act"), the Company is currently subject to certain limitations on the amount and general terms of the stock options that may be granted by the Company. In addition, as a BDC, the Company is also subject to: (i) the requirement that the Company obtain an SEC exemptive order prior to the granting of any stock options to directors who are neither officers nor employees of the Company, (ii) a prohibition on granting stock options to consultants as compensation for services provided to the Company, (iii) a prohibition on the granting of shares of Restricted Stock as compensation to its officers, employees and non-officer directors and consultants absent an SEC exemptive order, and (iv) a prohibition against having a stock option plan and a profit-sharing plan. The Company currently does not have a profit-sharing plan. In the event that Proposal No. 8 (the approval of the Board to withdraw the Company's election to be treated as a BDC) is approved by shareholders of the Company, these general limitations and prohibitions imposed on BDCs under the 1940 Act would no longer be applicable to the Company and the Plan. Notwithstanding shareholder approval of Proposal No. 8, the Company does not intend to withdraw its election to be treated as a BDC unless and until it can be reasonably assured that thereafter, it will not be required to be regulated as an "investment company" under the 1940 Act.

         The Committee shall interpret this Plan and, to the extent and in the manner contemplated herein, shall exercise the discretion reserved to it hereunder. The Committee may prescribe, amend and rescind rules and regulations relating to this Plan and to make all other determinations necessary for its administration. The decision of the Committee on any interpretation of this Plan or administration hereof, if in compliance with the provisions of the Exchange Act and the 1940 Act regulations promulgated thereunder, shall be final and binding with respect to the Company, any optionee or any person claiming to have rights as, or on behalf of, any optionee.

                                        1

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

3.   SHARES SUBJECT TO THE PLAN

         The shares subject to option and the other provisions of this Plan shall be shares of the Company's Common Stock, par value $0.01 per share ("shares"). Subject to the provisions hereof concerning adjustment, the total number of shares that may be purchased upon the exercise or surrender of stock options granted under this Plan shall not exceed twenty-five percent (25%) or 1,336,521 shares of the total number of shares authorized and outstanding on the date the Plan is adopted REDUCED BY the number of shares with respect to which restricted stock is awarded (except that, insofar as the Company is still required to be regulated as an "investment company" under the 1940 Act and thereby, subject to the requirements of Section 61(a)(3)(B), if the amount of voting securities that would result from the exercise of all outstanding warrants, options, and rights issued to such BDC's directors, officers and employees would exceed fifteen percent (15%) of the outstanding voting securities of such BDC, then the total amount of voting securities that would result from the exercise of all outstanding warrants, options, and rights at the time of issuance shall not exceed twenty percent (20%) or 1,069,216 shares of the outstanding voting securities of the Company). The total number of shares that may be awarded as restricted shares under this Plan shall not exceed ten percent (10%) of the total number of shares authorized and outstanding on the date the Plan is adopted. Any shares that are authorized for issuance pursuant to the exercise of options may be issued upon the exercise of ISOs. In the event any option shall cease to be exercisable in whole or in part for any reason, the shares which were covered by such option, but as to which the option had not been exercised, shall again be available under this Plan. Similarly, any shares that were granted pursuant to an award of restricted stock under this Plan but that are forfeited pursuant to the terms of the Plan or an award agreement shall again be available under this Plan. In addition, shares not delivered to participants in connection with the cashless exercise of an option shall again be available under this Plan. Shares may be made available from authorized, un-issued or reacquired stock or partly from each.

4.   PARTICIPANTS

     (A) Key Employees, Directors and Consultants. The Committee shall determine and designate from time to time those key employees, directors and consultants (to the extent permissible under the 1940
          Act) of the Company and its subsidiaries who shall be eligible to participate in this Plan. The Committee shall also determine the number of shares to be offered from time to time to each participant, either pursuant to an option or pursuant to an award of restricted stock, or both. In making these determinations, the Committee shall take into account the past service of each such key employee, director or consultant to the Company and its subsidiaries, the present and potential contributions of such key employee, director or consultant to the success of the Company and its subsidiaries and such other factors as the Committee shall deem relevant in connection with accomplishing the purposes of this Plan. Notwithstanding any provision to the contrary, no employee, director or consultant may receive awards (whether in the form of options or restricted stock) of or relating to more than 500,000 shares of Common Stock in the aggregate in any fiscal year of the Company. The agreement documenting the award of any option or restricted stock granted pursuant to this Plan shall contain such terms and conditions as the Committee shall deem advisable, including but not limited to being vested or exercisable, as the case may be, only in such installments as the Committee may determine.

     (B) Award Agreements. All options and restricted stock granted under the Plan will be evidenced by an agreement. Agreements evidencing awards made to different participants or at different times need not contain similar provisions. Options that are intended to be ISOs will be designated as such; any option not so designated will be treated as a nonqualified stock option.

                                        2

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

5.   OPTION PRICE

         Each agreement representing an award of options shall state the price at which the subject option may be exercised, which shall not be less than the current fair market value of the shares at the date of issuance of an option, provided, however, that the exercise price of any option that is intended to be an ISO and that is granted to a holder of ten percent (10%) or more of the Company's shares shall not be less than one hundred and ten percent (110%) of such current fair market value. For purposes of this Plan, the fair market value of any share as of any date shall be the average of the high and low trading prices of the shares on that date.

6.   OPTION PERIOD

         Each agreement representing an award of options shall state the period or periods of time at and within which the subject option may be exercised, in whole or in part, by the optionee, which shall be such period or periods as may be determined by the Committee, provided, however, that the option period shall not exceed ten years from the date of issuance of the option and, in the case of an option that is intended to be an ISO and that is granted to a holder of ten percent (10%) or more of the Company's shares, shall not exceed five years. Unless specifically provided otherwise in an agreement evidencing the award of options, any option awarded to a participant shall become exercisable over four years, with twenty-five percent (25%) of the option becoming exercisable on each of the first four anniversaries of the date of the award.

7.   PAYMENT FOR SHARES

         Full payment for shares purchased pursuant to an option shall be made at the time of exercising the option in whole or in part. Payment of the purchase price shall be made in cash (including check, bank draft or money order), unless the Company provides to any or all participants the ability to effect a cashless exercise of his or her options.

8.   RESTRICTED STOCK

         Each agreement representing an award of restricted stock shall state the number of shares subject to the award and the terms and conditions pursuant to which the recipient of the award shall acquire a non-forfeitable right to the shares awarded as restricted stock. Unless specifically provided otherwise in an agreement evidencing the award of restricted stock, a participant shall acquire a non-forfeitable right to the shares subject to the award over four years, with twenty-five percent (25%) of the restricted stock becoming vested on each of the first four anniversaries of the date of the award, and shares that are not vested upon a participant's termination of employment with, or cessation of providing services to, the Company shall be forfeited.

9.   TRANSFERABILITY OF OPTIONS AND RESTRICTED STOCK

         Options and restricted stock shall not be transferable other than to the spouse or lineal descendants (including adopted children) of the participant, any trust for the benefit of the participant or the benefit of the spouse or lineal descendants (including adopted children) of the participant, or the guardian or conservator of the participant ("Permitted Transferees").

10. TERMINATION OF OPTIONS AND RESTRICTED STOCK AWARDS

         All rights to exercise options shall terminate sixty days after any optionee ceases to be a director of the Company or a key employee or consultant of the Company and any of its subsidiaries, and no options will vest after an optionee's termination date.

                                        3

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

         Notwithstanding the foregoing, however, if an optionee's service as a director of the Company or key employee or consultant terminates as a result of the optionee's death or his total and permanent disability, the optionee or the executors or administrators or legatees or distributees of the estate, as the case may be and to the extent they are Permitted Transferees, shall have the right, from time to time within one year after the optionee's total and permanent disability or death and prior to the expiration of the term of the option, to exercise any portion of the option not previously exercised, in whole or in part, as provided in the respective agreement evidencing the award of the options. A participant's rights to shares awarded as restricted stock shall, under all circumstances, be set forth in the agreement evidencing the award of restricted stock.

11.  EFFECT OF CHANGE IN STOCK SUBJECT TO THE PLAN

         Subject to any required action by the shareholders of the Company and the provisions of applicable corporate law, the number of shares represented by the unexercised portion of an option, the number of shares that has been authorized or reserved for issuance hereunder, and the number of shares covered by any applicable vesting schedule hereunder, as well as the exercise price for a share represented by the unexercised portion of an option, shall be proportionately adjusted for (a) a division, combination or reclassification of any of the shares of common stock of the Company or (b) a dividend payable in shares of common stock of the Company.

12.  GENERAL RESTRICTION

         Each award shall be subject to the requirement that, if at any time the Board shall determine, at its discretion, that the listing, registration or qualification of the shares subject to such option upon any securities exchange or under any state or federal law, or the consent or approval of any government regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such award or the issue or purchase of the share thereunder, such option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company. Subject to the limitations of paragraph 6, no option shall expire during any period when exercise of such option has been prohibited by the Board, but shall be extended for such further period so as to afford the optionee a reasonable opportunity to exercise his option.

13.  MISCELLANEOUS PROVISIONS

     (A) No optionee shall have rights as a shareholder with respect to shares covered by his option until the date of exercise of his option.

     (B) The granting of any award under the Plan shall not impose upon the Company any obligation to appoint or to continue to appoint as a director, key employee or consultant any participant, and the right of the Company and its subsidiaries to terminate the employment of any key employee or other employee or consultant, or service of any director, shall not be diminished or affected by reason of the fact that an award has been made under the Plan to such participant.

     (C) Awards under the Plan shall be evidenced by award agreements in such form and subject to the terms and conditions of this Plan as the Committee shall approve from time to time, consistent with the provisions of this Plan. Such award agreements may contain such other provisions, as the Committee in its discretion may deem advisable. In the case of any discrepancy between the terms of the Plan and the terms of any award agreement, the Plan provisions shall control.

     (D) The aggregate fair market value (determined as of the date of issuance of an option) of the Shares with respect to which an option, or portion thereof, intended to be an ISO is exercisable for the first time by any optionee during any calendar year (under all incentive stock option plans of the Company and subsidiary corporations) shall not exceed $100,000.

                                        4

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

     (E) All awards under this Plan shall be made within ten years from the earlier of the date of adoption of this Plan (or any amendment thereto requiring shareholder approval pursuant to the Code) or the date this Plan (or any amendment thereto requiring shareholder approval pursuant to the Code) is approved by the shareholders of the Company.

     (F) A leave of absence granted to an employee does not constitute an interruption in continuous employment for purposes of this Plan as long as the leave of absence does not extend beyond one year.

     (G) Any notices given in writing shall be deemed given if delivered in person or by certified mail; if given to the Company addressed to Corporate Secretary, Winfield Capital Corp., 237 Mamaroneck Avenue, Suite 301, White Plains, New York 10605; and, if to an optionee, in care of the optionee at his or her last known address.

     (H) This Plan and all actions taken by those acting under this Plan shall be governed by the substantive laws of the State of New York without regard to any rules regarding conflict-of-law or choice-of-law.

     (I) All costs and expenses incurred in the operation and administration of this Plan shall be borne by the Company.

14.  AMENDMENT AND TERMINATION

         The Board may modify, revise or terminate this Plan at any time and from time to time, subject to such supermajority voting requirements as may be contained in the Company's certificate of incorporation or by-laws. While the Board may seek shareholder approval of an action modifying a provision of the Plan where it is determined that such shareholder approval is advisable under the provisions of applicable law, the Board of Directors shall be permitted to make any modification or revision to any provision of this Plan without shareholder approval. This Plan shall terminate when all shares reserved for issuance hereunder have been issued upon the exercise of options and all restricted stock awards have fully vested, or by action of the Board of Directors pursuant to this paragraph, whichever shall first occur.

15.  EFFECTIVE DATE OF THE PLAN

         The Plan shall become effective upon the latest to occur of (1) adoption by the Board, and (2) approval of this Plan by the shareholders of the Company.

                                       5

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

                                                                      Appendix B


                              AMENDED AND RESTATED

                          CERTIFICATE OF INCORPORATION

                                      -of-

                          WINFIELD HOLDINGS CORPORATION

                   (formerly known as WINFIELD CAPITAL CORP.)

                Under Section 807 of the Business Corporation Law

         The undersigned, being the Chief Financial Officer of WINFIELD HOLDINGS CORPORATION certifies:

                  FIRST:   The name of the Corporation is WINFIELD HOLDINGS
CORPORATION, and the name under which it was formed was WINFIELD CAPITAL CORP.

                  SECOND: The certificate of incorporation of the Corporation was filed by the Department of State on February 9, 1972, and was subsequently amended by an amendment, dated March 23, 1990, which was filed by the Department of State on March 26, 1990, and was further amended by an amendment, dated May 2, 1995, which was filed by the Department of State on May 3, 1995, and was further amended by an amendment dated October 20, 1995, which was filed by the Department of State on October 25, 1995, and was further amended by an amendment, dated September 21, 2000, which was filed by the Department of State on October 3, 2000.

                  THIRD:   The amendments to the certificate of incorporation
effected by this Amended and Restated Certificate of Incorporation are as follows: (i) to withdraw a section regarding the Corporation's consent to the exercise by the United States Small Business Administration ("SBA") of all of the rights of the SBA under 13 C.F.R. ss. 107.261(f) and agreement to take all actions which the SBA may require in accordance with 13 C.F.R. ss. 107.261(f),
(ii) to reflect the fact that the Corporation's Subordinated Debentures due 2000 were repaid in full according to their terms and conditions and (iii) to change its corporate purpose.

                  FOURTH: To accomplish the foregoing amendments, (i) Article NINTH of the certificate of incorporation is hereby stricken, (ii) Article TENTH of the certificate of incorporation is hereby stricken and (iii) Article SECOND of the certificate of incorporation of the Corporation is hereby amended and restated, to read as follows:

                  "The purpose for which the Corporation is formed is as follows: The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the Business Corporation Law, provided that the Corporation is not formed to engage in any act or activity requiring the

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

         consent or approval of any state official, department, board, agency or other body without such consent or approval first being obtained." And so amended and restated, the Certificate of Incorporation of the Corporation will read as follows:

                  FIRST:   The name of the Corporation shall be WINFIELD
HOLDINGS CORPORATION.

                  SECOND: The purpose for which the Corporation is formed is as follows: The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the Business Corporation Law, provided that the Corporation is not formed to engage in any act or activity requiring the consent or approval of any state official, department, board, agency or other body without such consent or approval first being obtained.

                  THIRD:   The city, incorporated village or town and the county
within the State of New York in which the office of the corporation is to be located are as follows:

                     City, Incorporated
                      Village or Town                     County
                  --------------------------        --------------------

                        White Plains                    Westchester

                  FOURTH: The aggregate number of shares which the Corporation shall have authority to issue is 31,000,000 shares, of which 30,000,000 shares shall be designated Common Stock with a par value of $0.01 per share, and 1,000,000 shares shall be designated Preferred Stock with a par value of $0.001 per share.

                           The Board of Directors of the Corporation may
authorize the issuance from time to time of the Preferred Stock in one or more series with such designations, relative rights, preferences, qualifications, limitations, restrictions and optional or other special rights (which may differ with respect to each series) as the Board of Directors may fix by resolution. Without limiting the foregoing, the Board of Directors is authorized to fix with respect to each series:

                  (1) the number of shares which shall constitute the series and the name of the series;

                  (2) the rate and times at which, and the preferences and
                      conditions under which, dividends shall be payable in shares of the series, and the status of such dividends as cumulative or non-cumulative and as participating or non-participating;

                  (3) the prices, times and terms, if any, at or upon which
                      shares of the series shall be subject to redemption;

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

                  (4) the rights, if any, of holders of shares of the series to convert such shares into, or to exchange such shares for shares of any other class of stock of the Corporation;

                  (5) the terms of the sinking fund or redemption or purchase account, if any, to be provided for shares of the series;

                  (6) the rights and preferences, if any, of the holders of
                      shares of the series upon any liquidation, dissolution or winding up of the affairs of, or upon any distribution of the assets of, the Corporation;

                  (7) the limitations, if any, applicable while such series is outstanding, on the payment of dividends or making of distributions on, or the acquisition of, the Common Stock or any other class of stock which does not rank senior to the shares of the series; and

                  (8) the voting rights, if any, to be provided for shares of the series.

                  FIFTH:   The Secretary of State is designated as the agent of
the Corporation upon whom process in any action or proceeding against the Corporation may be served. The post office address to which the Secretary of State shall mail a copy of any process against the Corporation served upon him is:

                          WINFIELD HOLDINGS CORPORATION
                  237 Mamaroneck Avenue, White Plains, NY 10605
                       Attention: Chief Executive Officer

                  SIXTH:   Except as may otherwise be specifically provided in
this certificate of incorporation, no provision of this certificate of incorporation is intended by the corporation to be construed as limiting, prohibiting, denying, or abrogating any of the general or specific powers or rights conferred under the Business Corporation Law upon the Corporation, upon its shareholders, bondholders, and security holders, and upon its directors, officers, and other corporate personnel, including, in particular, the power of the Corporation to furnish indemnification to directors and officers in the capacities defined and prescribed by the Business Corporation Law and the defined and prescribed rights of said persons to indemnification as the same are conferred by the Business Corporation Law.

                  SEVENTH: No holder of shares of the Corporation of any class, now or hereinafter authorized, shall have any preferential or preemptive right to subscribe for, purchase or receive any shares of the Corporation of any class, now or hereafter authorized, or any options or warrants for such shares, or any rights to

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

subscribe to or purchase such shares or any securities convertible into or exchangeable for such shares, which may at any time be issued, sold or offered for sale by the Corporation.

                  EIGHTH: (a) The Corporation shall indemnify any person, made, or threatened to be made, a party to an action or proceeding (other than an action or proceeding by or in the right of the Corporation to procure a judgment in its favor), whether civil or criminal, including an action by or in the right of any other corporation of any type or kind, domestic or foreign, or any partnership, joint venture, trust, employee benefit plan or other enterprise, which any director or officer of the Corporation served in any capacity at the request of the Corporation, by reason of the fact that he, his testator or intestate, was a director or officer of the Corporation, or served such other corporation, partnership, joint venture, trust, employee capacity, against judgments, fines, amounts pain in settlement and reasonable expenses, including attorneys' fees actually and necessarily incurred as a result of such action or proceeding, or any appeal therein, if such director or officer acted in good faith, for a purpose which he reasonably believed to be in, or, in the case of service for any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise, not opposed to, the best interests of the Corporation, as determined by a disinterested person and, in criminal actions or proceedings, in addition, had no reasonable cause to believe that his conduct was unlawful.

                           (b) For purposes of paragraph (a) above, a
determination made by a "disinterested person" shall be made by either (i) the members of the Board of Directors who are not seeking indemnification, if any,
(ii) a committee appointed by the Board of Directors whose members are not affiliated with the Corporation or (iii) independent legal counsel selected by the Board of Directors. In making any such determination, the members of the Board of Directors, the committee or independent legal counsel, as the case may be, shall be authorized to make such determination on the basis of its evaluation of the records of the Corporation and of the statements of the party or parties seeking indemnification with respect to the matter in question and shall not be required to perform any other independent investigation in connection with any such determination. Any party making any such determination is authorized, however, in its sole discretion, to take such other actions (including engaging counsel) as it deems advisable in making such determination. The termination of any civil or criminal action or proceeding by judgment, settlement, conviction or upon a plea of nolo contendere, or its equivalent, shall not in itself create a presumption that any such director or officer did not act in good faith, for a purpose which he reasonably believed to be in, or, in the case of service for any other corporation or any partnership,

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

joint venture, trust, employee benefit plan or other enterprise, not opposed to, the best interests of the Corporation or that he had reasonable cause to believe that his conduct was unlawful.

                           (c) The Corporation shall indemnify any person made,
or threatened to be made, a party to an action by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he, his testator or intestate, is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as director or officer of any other corporation of any type or kind, domestic or foreign, of any partnership, joint venture, trust, employee benefit plan or other enterprise, against amounts paid in settlement and reasonable expenses, including attorney's fees actually and necessarily incurred by him in connection with the defense or settlement of such action, or in connection with an appeal therein, if such director or officer acted in good faith, for a purpose which he reasonably believed to be in, or, in the case of service for any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise, not opposed to, the best interests of the Corporation (as determined by a disinterested person in accordance with paragraph (b) above), except that no indemnification under this paragraph shall be made in respect of (i) a threatened action, or a pending action which is settled or otherwise disposed of, or (ii) any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation, unless and only to the extent that the court in which the action was brought, or, if no action was brought, any court of competent jurisdiction, determine upon application that, in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnify for such portion of the settlement amount and expenses as the court deems proper.

                           (d) For the purpose of this section, the Corporation
shall be deemed to have requested a person to serve an employee benefit plan where the performance by such person of his duties to the Corporation also imposes duties on, or otherwise involves services by, each person to the plan or participants or beneficiaries of the plan; excise taxes assessed on a person with respect to an employee benefit plan pursuant to applicable law shall be considered fines; and action taken or omitted by a person with respect to an employee benefit plan in the performance of such person's duties for a purpose reasonably believed by such person to be in the interest of the participants and beneficiaries of the plan shall be deemed to be for a purpose which is not opposed to the best interests of the Corporation.

                           (e) Expenses incurred by a person described in this
Article EIGHTH in defending a civil or criminal action or proceeding may be paid by the Corporation in advance of the final disposition

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

of such action or proceeding upon receipt of an undertaking by or on behalf of such person to repay the amounts so advanced unless it should be ultimately determined that such person is entitled to be indemnified hereunder.

                           (f) The rights of any director, officer, employee or
other agent of the Corporation to indemnification and advancement of expenses as set forth in this Article EIGHTH and in effect on October 23, 1995 shall be deemed exclusive of any other rights to which such director, officer, employee or other agent of the Corporation may be entitled. The provisions of this ARTICLE EIGHTH shall not apply to the indemnification of any person that is not at the expense (whether in whole or in part) of the Corporation.

                           (g) To the fullest extent permitted by applicable
law, the Corporation may purchase and maintain insurance on behalf of any person who is a director or officer of the Corporation, or, is or was serving at the request of the Corporation, in any capacity, any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise, against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the Corporation would have the power to indemnify him or her under this section.

                  NINTH:   [INTENTIONALLY OMITTED]

                  TENTH:   [INTENTIONALLY OMITTED]

                  IN WITNESS WHEREOF, the undersigned has executed and acknowledged this Certificate this ____ day of June, 2005


                             ---------------------------------------------------
                             R. Scot Perlin, Chief Financial Officer & Secretary


        STATE OF NEW YORK            )
                                     )  ss:
        COUNTY OF NEW YORK           )


                  On the date hereinafter set forth, before me personally came
R. SCOT PERLIN to me known, and known to me to be the person described in and who executed the foregoing Certificate, and he acknowledged to me that he executed the same.

Dated:
           -------------------------           ---------------------------------
                                                        (Notary Public)
                                                            (Seal)

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

                                                                           PROXY
                                                                 -- COMMON STOCK

                             WINFIELD CAPITAL CORP.
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
                                  JUNE __, 2005

     The undersigned hereby appoints Paul A. Perlin and R. Scot Perlin, or either of them, as attorneys and proxies to vote all the shares of Common Stock, par value $0.01 per share (the "Common Stock"), of Winfield Capital Corp. (the "Company"), which are outstanding in the name of the undersigned and which the undersigned would be entitled to vote as of June __, 2005, at the Company's Annual Meeting of Shareholders (the "Annual Meeting"), to be held at the offices of Lazar Levine & Felix LLP, the Empire State Building, 350 Fifth Avenue - Suite 6820 New York, NY 10118-0170, on June __, 2005 at 9:00 a.m., and at any or all adjournments or postponements thereof; and the undersigned hereby instructs and authorizes said attorneys to vote as indicated on the reverse side.

     The shares represented hereby will be voted in accordance with the instructions contained on the reverse side. If no instructions are given the shares will be voted "FOR" the election of all of the nominees in Proposal No. 1 and "FOR" Proposal Nos. 2, 3, 4, 5, 6, 7, 8, 9, and 10 below, each of said proposals being more fully described in the Notice of Annual Meeting and accompanying Proxy Statement, receipt of which is hereby acknowledged. In the event of any proposed adjournment of the Annual Meeting to permit further solicitation of proxies with respect to any proposal listed below, shares will be voted "FOR" adjournment.

                  (Continued and to be signed on reverse side)
--------------------------------------------------------------------------------
    Address Change/Comments (Mark the corresponding box on the reverse side)
--------------------------------------------------------------------------------
               PLEASE INDICATE VOTES ON OPPOSITE SIDE OF THE CARD





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

PLEASE INDICATE YOUR VOTE BY FILLING IN THE APPROPRIATE BOX BELOW, AS SHOWN, USING BLUE OR BLACK INK OR DARK PENCIL. DO NOT USE RED INK.

IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS DESCRIBED HEREIN.

Proposal No. 1    FOR ALL DIRECTOR NOMINEES listed below (Except as marked to the contrary below) [ ]

                  WITHHOLD AUTHORITY to vote for all nominees listed below [ ]

                  Joel I. Barad, Barry J. Gordon, David Greenberg, Paul A. Perlin, R. Scot Perlin

                  Instrruction: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.

                  --------------------------------------------------------------

Proposal No. 2    Approval of the ratification of the appointment by the Board of Directors of the Company (the "Board") of Lazar Levine &
                  Felix LLP to serve as the Company's independent accountants for the fiscal year ending March 31, 2006.

                            FOR              AGAINST             ABSTAIN
                            [ ]                [ ]                 [ ]

Proposal No. 3    Approval of the stock option component of the stock option and restricted stock plan for the Company (the "New Plan").

                            FOR              AGAINST             ABSTAIN
                            [ ]                [ ]                 [ ]

Proposal No. 4    Approval of the restricted stock component of the New Plan.

                            FOR              AGAINST             ABSTAIN
                            [ ]                [ ]                 [ ]

Proposal No. 5    Approval of the Amended and Restated Certificate of
                  Incorporation (the "Charter Amendment") to surrender the
                  Company's operating license as a small business investment company ("SBIC") pursuant to the Small Business Investment Act of 1958, as amended (the "Small Business Investment Act").

                            FOR              AGAINST             ABSTAIN
                            [ ]                [ ]                 [ ]

Proposal No. 6    Approve the prospective issuance of bonds, notes or other
                  evidences of indebtedness that are convertible into Common
                  Stock ("Convertible Bonds," "Convertible Notes" or "Other
                  Convertible Indebtedness") in accordance with the requirements of the Investment Company Act of 1940, as amended (the "1940
                  Act").

                            FOR              AGAINST             ABSTAIN
                            [ ]                [ ]                 [ ]

Proposal No. 7    Approve the Company to sell shares of its Common Stock at
                  prices below the stock's current net asset value.

                            FOR              AGAINST             ABSTAIN
                            [ ]                [ ]                 [ ]

Proposal No. 8    Approve the Board to withdraw the Company's election to be treated as a business development company ("BDC") pursuant to
                  Section 54(c) under the 1940 Act.

                            FOR              AGAINST             ABSTAIN
                            [ ]                [ ]                 [ ]

Proposal No. 9    Approve the Board to withdraw the Company's election to be treated as a regulated investment company ("RIC") as defined under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code").

                            FOR              AGAINST             ABSTAIN
                            [ ]                [ ]                 [ ]

Proposal No. 10   Approve the change of the name of the Company to "Winfield
                  Holdings Corporation", to remove all references in the Charter
                  Amendment to the Company being a SBIC and to make certain other related changes.

                            FOR              AGAINST             ABSTAIN
                            [ ]                [ ]                 [ ]

      In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.


                THIS PROXY MAY BE REVOKED PRIOR TO ITS EXERCISE.
         PLEASE DATE, SIGN AND MAIL PROXY CARD IN THE ENCLOSED ENVELOPE


Signature of Common Shareholder(s)                       Dated            , 2005
                                  ----------------------       -----------

Please sign as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.



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